SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement

☐ Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2))

☒ Definitive Proxy Statement

☐ Definitive Additional Materials

☐ Soliciting Material Pursuant to §240.14a-12

SOURCE CAPITAL, INC.

(Name of Registrant as Specified in Its Charter)

Payment of Filing Fee (Check the appropriate box):

☒ No fee required.

☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

SOURCE CAPITAL, INC.

235 West Galena Street

Milwaukee, Wisconsin 53212

April 19, 2024

Dear Shareholder:

We are writing to inform you of a Special Meeting of Shareholders (the “Meeting”) of Source Capital, Inc. (the “Company”) scheduled to be held at 10:00 a.m. Pacific Time on May 30, 2024, at the offices of Mutual Fund Administration LLC, 2220 East Route 66, Suite 226, Glendora, California 91740. A Notice of Meeting of Shareholders, Proxy Statement regarding the Meeting, Proxy Card for your vote, and postage-paid envelope in which to return your Proxy Card are enclosed.

As a shareholder of the Company, you are being asked to vote on two important proposals.

First, you are being asked to vote on the election of five (5) Director nominees (the “Nominees”), all of whom currently serve as Directors of the Company. The Company’s Board of Directors (the “Board”) has reviewed the qualifications and background of each of the Nominees and believes that they are experienced in overseeing an investment company, are familiar with the Company and its investment adviser, and that their election is in the Company’s best interests.

Second, you are being asked to vote on the approval of an Agreement and Plan of Reorganization (the “Agreement”), pursuant to which the Company would be reorganized into a newly formed Delaware statutory trust named “Source Capital” (the “Reorganization”). The Board has reviewed the Agreement and believes that the Delaware statutory form of organization offers a number of advantages over the current Delaware corporate form of organization, including more favorable tax treatment, which will permit the Company to operate in a more flexible and cost-effective manner. In addition, the Reorganization is not expected to result in the recognition of gain or loss by the Fund or its shareholders for federal income tax purposes. The Board believes that the approval of the Agreement is in the Company’s best interests.

The Board unanimously recommends that you vote “FOR” each proposal. The proposals are discussed in more detail in the Proxy Statement, which you should read carefully.

Please exercise your right to vote by completing, dating and signing the enclosed Proxy Card or voting by telephone or Internet as described herein. A self-addressed, postage-paid envelope has been enclosed for your convenience.

If you have questions, please do not hesitate to email the Company at crm@fpa.com.

Thank you for taking the time to consider these important proposals and for your continuing investment in the Company.

Respectfully,

Diane J. Drake

Secretary

SOURCE CAPITAL, INC.

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

MAY 30, 2024

To the Shareholders of Source Capital, Inc.:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders (the “Meeting”) of Source Capital, Inc. (the “Company”) will be held at 10:00 a.m. Pacific Time on May 30, 2024, at the offices of Mutual Fund Administration LLC, 2220 East Route 66, Suite 226, Glendora, California 91740 for the following purposes:

1.	To elect five (5) Director nominees (the “Nominees”) to the Board of Directors of the Company (the “Board”) (Proposal 1);

2.	To approve an Agreement and Plan of Reorganization, pursuant to which the Company would be reorganized into a newly formed Delaware statutory trust named “Source Capital” (Proposal 2); and

3.	To transact such other business as may properly come before the Meeting, or any adjournment(s) or postponements(s) thereof.

The Board has fixed the close of business on April 2, 2024, as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting, or any adjournment(s) or postponement(s) thereof.

You are cordially invited to attend the Meeting. Shareholders who do not expect to attend the Meeting are requested to vote by telephone, by Internet, or by completing, dating and signing the enclosed Proxy Card and returning it promptly in the envelope provided for that purpose. You may nevertheless vote at the Meeting if you choose to attend. The enclosed proxy is being solicited by the Board.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE MEETING ON MAY 30, 2024: This Notice, the Proxy Statement and the Proxy Card are available on the Internet free of charge at https://vote.proxyonline.com/fpa/docs/sourcecapital2024.pdf.

By order of the Board,

Diane J. Drake

Secretary

IMPORTANT INFORMATION
TO HELP YOU UNDERSTAND AND VOTE ON THE PROPOSALS

While we strongly encourage you to read the full text of the enclosed Proxy Statement, we are also providing you with a brief overview of the proposals.

QUESTIONS AND ANSWERS

Question: What proposals will be acted upon at the Meeting?

Answer: At the Meeting, you will be asked: (1) to approve the election of the Nominees to the Board (“Proposal 1”), and (2) to approve an Agreement and Plan of Reorganization, pursuant to which the Company would be reorganized into a newly formed Delaware statutory trust named “Source Capital” (the “DE Trust”) (“Proposal 2”).

Question: What are shareholders being asked to approve in Proposal 2?

Answer: You are being asked to approve a proposal to reorganize the Company into a newly formed Delaware statutory trust, which will have an identical investment objective, investment strategies, policies, and restrictions as the Company (the “Reorganization”). If the Reorganization is approved, the Board of Trustees of the DE Trust (the “Trustees”) will be identical to the Company’s Board, and the investment manager, independent registered public accounting firm, and other service providers that currently provide services to the Company will continue to serve in the same roles for the DE Trust pursuant to agreements that are substantially identical to their current agreements with the Company. If approved, it is expected that the Reorganization will take place on June 28, 2024 (the “Closing Date”).

Question: Why is the Board proposing the Reorganization?

Answer: The Reorganization is being proposed because the Board believes that the Delaware statutory trust form of organization offers a number of advantages over the Delaware corporate form of organization, including favorable tax treatment, which will permit the Company to operate in a more flexible and cost-effective manner. Currently, the Company is subject to Delaware corporate franchise taxes of approximately $125,000 per year. Under current law, Delaware statutory trusts do not owe an annual fee for franchise tax or other purposes. Therefore, the Company expects to save approximately $125,000 annually by reorganizing as a Delaware statutory trust. These anticipated savings are based on the authorized capital of the Company during its last fiscal year.

Question: What effect will the Reorganization have on the Company and its shareholders?

Answer: Immediately after the Reorganization, shareholders of the Company will own shares of the DE Trust that are equal in number and in aggregate net asset value to the shares of the Company they held immediately prior to the Closing Date. For example, if you currently own 100 shares of common stock of the Company, then immediately after the Closing Date you would own 100 shares of beneficial interest of the DE Trust having the same aggregate net asset value as your 100 shares of common stock of the Company. For all practical purposes, your financial investment in the Company would not change after the Closing Date.

Currently, the Company’s operations are governed by its Certificate of Incorporation and its By-laws, and its business and affairs are managed under the supervision of the Board of Directors. After the Reorganization the DE Trust’s operations will be governed by its Agreement and Declaration of Trust and its By-laws, and its business and affairs will be managed under the supervision of the Board of Trustees, which will be composed of the same persons as the Company’s Board of Directors, if re-elected. The differences related to the form of organization of the Company and the DE Trust are described in the Proxy Statement under “Summary Comparison of Governing Documents and State Law.” One important difference is that the Board of Trustees of the DE Trust would have greater flexibility than the Board of Directors of the Company to, in certain circumstances, cause the DE Trust to convert into or merge, reorganize or consolidate with or into another entity without shareholder approval, unless such approval is required by the 1940 Act.

Question: What will be the federal income tax consequences of the Reorganization?

Answer: As a condition to consummation of the Reorganization, the Company will receive an opinion from counsel to the Company substantially to the effect that neither the Company nor its shareholders will recognize any gain or loss as a direct result of the Reorganization. As a general matter, the holding period for, and the aggregate tax basis in, the DE Trust’s shares a shareholder receives pursuant to the Reorganization will include the holding period for, and will be the same as the aggregate tax basis in, the Company shares that the shareholder exchanges in the Reorganization (provided the shareholder holds the shares as capital assets on the Closing Date). Also, the DE Trust’s holding period for, and tax basis in, each asset the Company transfers to it will include the Company’s holding period for, and be the same as the Company’s tax basis in, that asset immediately prior to the Reorganization.

Question: Will there be any sales load, commission, or other transactional fee in connection with the Reorganization?

Answer: No. The full value of your shares of the Company will be exchanged for shares of the DE Trust without any sales load, commission, or other transactional fee being imposed.

Question: Who is bearing the expenses related to the Reorganization?

Answer: The Company will bear the expenses associated with the Reorganization.

Question: What happens if the Reorganization is not approved?

Answer: If shareholders of the Company do not approve the Reorganization, the Company will continue to operate as a Delaware corporation.

SOURCE CAPITAL, INC.

PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON MAY 30, 2024

Introduction

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors (the “Board,” and each member of the Board, a “Director”) of Source Capital, Inc. (the “Company”) for voting at the Annual Meeting of Shareholders (the “Meeting”) of the Company to be held at 10:00 a.m. (Pacific time) on May 30, 2024, at the offices of Mutual Fund Administration LLC, 2220 East Route 66, Suite 226, Glendora, California 91740, and at any and all adjournments or postponements thereof. The Meeting will be held for the purposes set forth in the accompanying Notice of Meeting of Shareholders. This Proxy Statement and the accompanying materials are being mailed to shareholders on or about April 23, 2024.

At the Meeting, shareholders of the Company will be asked to vote on the following proposals:

(1)	The election of five (5) nominees (the “Nominees”) to the Board of the Company (“Proposal 1”); and

(2)	The approval of an Agreement and Plan of Reorganization (the “Agreement”), pursuant to which the Company would be reorganized into a newly formed Delaware statutory trust named “Source Capital” (the “DE Trust”) (“Proposal 2”).

The Board knows of no business, other than that specifically mentioned in the Notice, which will be presented for consideration at the Meeting. If other business should properly come before the Meeting, the proxy holders will vote thereon in accordance with their best judgment.

Voting Information

Record Date; Shareholders Entitled to Vote; Cumulative Voting Rights of Director Elections

The Board has fixed the close of business on April 2, 2024, as the record date (the “Record Date”) for the determination of shareholders of the Company entitled to notice of and to vote at the Meeting, and at any adjournment(s) or postponement(s) thereof. Shareholders of the Company are entitled to one vote for each full share held and a proportionate fractional vote for each fractional share held on the Record Date. On the Record Date, there were 8,199,745 shares of common stock of the Company outstanding.

With respect to Proposal 1, each shareholder with voting power at the Meeting shall be entitled to cast a number of votes equal to the number of shares owned multiplied by the number of Directors to be elected, and each shareholder may cast the whole number of votes for one Nominee or distribute such votes among Nominees as such shareholder chooses. Unless otherwise instructed, the proxy holders intend to vote proxies received by them “FOR” the five Nominees named in this Proxy Statement, reserving the right, however, to cumulate such votes and distribute them among Nominees at the discretion of the proxy holders.

Solicitation of Proxies

This solicitation of proxies is being made by and on behalf of the Board, and the cost of preparing, printing, and mailing this Proxy Statement, the Notice and the accompanying Proxy Card and all other costs incurred in connection with this solicitation of proxies, including any additional solicitation made by mail, telephone, e-mail, virtual means or in person, will be paid by the Company. EQ Fund Solutions has been retained for proxy solicitation services, including print, mail, and tabulation services, as well as the facilitation of mail, telephone and internet voting, at an anticipated cost of approximately $90,000 which will be borne by the Company. The Company will reimburse banks, brokers, and other persons holding the Company’s shares registered in their names or in the names of their nominees for their expenses incurred in sending proxy materials to and obtaining proxies from the beneficial owners of such shares.

Revocation of Proxies

Any shareholder giving a proxy has the power to revoke it by executing a superseding proxy by phone, Internet or mail following the process described on the Proxy Card or by submitting a notice of revocation to the Company before the Meeting or by voting in person at the Meeting. A proxy purporting to be executed by or on behalf of a shareholder shall be deemed valid unless challenged at or prior to its exercise, with the burden of proving invalidity resting on the challenger.

Quorum; Required Vote

A quorum of shareholders is required to take action at the Meeting. A quorum is present to transact business if the holders of a majority of the outstanding shares of the Company entitled to vote on the Proposals are present in person or by proxy. The shares represented by a proxy that is properly executed and returned will be considered to be present at the Meeting. In the event that a quorum is not present, or in the event that a quorum is present but sufficient votes to approve the Proposals are not received, the chairman of the Meeting may adjourn the Meeting to permit further solicitation of proxies.

Each Proposal requires the affirmative vote of the holders of a majority of the votes represented by the Company’s shares present in person or represented by proxy at the Meeting and entitled to vote on the Proposals.

All properly executed proxies received in time for the Meeting will be treated as present for quorum purposes and will be voted as specified in the proxy or, if no specification is made, “FOR” the Proposals as described in this Proxy Statement.

In determining whether shareholders, present in person or represented by proxy at the Meeting, have approved the Proposals, abstentions and broker non-votes, if any, will be treated as shares present at the Meeting for establishing a quorum. Based on the Company’s interpretation of Delaware law, abstentions on a proposal will have the same effect as a vote against the Proposals. Under the rules of the New York Stock Exchange (“NYSE”), brokers who hold shares in street name for customers have the authority to vote on Proposal 1 only if they have not received instructions from beneficial owners. Since Proposal 2 is a non-routine matter under the rules of the NYSE, brokers who hold shares in street name for customers do not have the authority to vote on Proposal 2 without instruction from the beneficial owner.

Adjournment

If a quorum is not present at the Meeting or if a quorum is present at the Meeting but sufficient votes in favor of the Proposals are not received, the Meeting may be adjourned to permit further solicitation of proxies. The affirmative vote of a majority of the outstanding shares of the Company represented in person or by proxy at the Meeting and entitled to vote thereon will be sufficient for an adjournment. An adjournment may be held within 30 days after the date set for the Meeting without the necessity of further notice other than announcement at the Meeting of the date, time and place of the reconvened Meeting. Any business that might have been transacted at the Meeting may be transacted at any such adjourned session(s) at which a quorum is present.

IMPORTANT INFORMATION

The Proxy Statement discusses important matters affecting the Company. Please take the time to read the Proxy Statement, and then cast your vote.

You may obtain additional copies of the Notice of Meeting, Proxy Statement and Proxy Card by accessing https://vote.proxyonline.com/fpa/docs/sourcecapital2024.pdf. There are multiple ways to vote. Choose the method that is most convenient for you. To vote by telephone or Internet, follow the instructions provided on the proxy card. To vote by mail, simply fill out the proxy card and return it in the enclosed postage-paid reply envelope. Please do not return your Proxy Card if you vote by telephone or Internet. To vote at the Meeting, attend the Meeting and cast your vote. The Meeting will be held at the offices of Mutual Fund Administration LLC, 2220 East Route 66, Suite 226, Glendora, California 91740.

The following documents containing additional information about the Company, each having been filed with the Securities and Exchange Commission (the “SEC”), are incorporated by reference into (legally form a part of) this Proxy Statement:

•	The Annual Report to shareholders for the fiscal year ended December 31, 2023, as filed with the SEC on March 8, 2024 (Accession No. 0001104659-24-032245); and

•	The Semi-Annual Report to shareholders for the period ended June 30, 2023, as filed with the SEC on September 8, 2023 (Accession No. 0001104659-23-099254).

The Company will furnish, without charge, copies of its most recent Annual Report and Semi-Annual Report succeeding such annual report, if any, to any shareholder requesting such a report. Requests for an Annual or Semi-Annual Report should be made in writing to First Pacific Advisors, LP (“FPA” or the “Adviser”), 11601 Wilshire Boulevard, Suite 1200, Los Angeles, California 90025, by accessing the Company’s website at fpa.com or by calling 1-800-982-4372 ext. 5419. To avoid sending duplicate copies of materials to households, please note that only one Annual or Semi-Annual report or Proxy Statement, as applicable, may be delivered to two or more shareholders of the Company who share an address, unless the Company has received instructions to the contrary.

PROPOSAL 1 — ELECTION OF THE BOARD

Background

Currently, the Board of the Company is comprised of the following individuals: Sandra Brown, Robert F. Goldrich, John Zader, J. Richard Atwood and Maureen Quill. Each of the existing Directors, with the exception of Mr. Atwood and Ms. Quill, are not “interested person(s)” of the Company as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (collectively, the “Independent Directors”). On January 23, 2024, the Board determined to nominate each of the existing Directors of the Company for election by shareholders at the Meeting. All of the Nominees have consented to serving as Directors of the Company if elected. If any Nominee is unable to serve due to an event not now anticipated, the persons named as proxies will vote for such other nominee as may be proposed by the Nominating and Governance Committee of the Board. Each Nominee, if elected, will hold office until their successors are duly elected and qualified. Sandra Brown, Robert F. Goldrich, J. Richard Atwood, John Zader and Maureen Quill are each referred to herein as a “Nominee” and collectively, as the “Nominees.”

Nominee Information

The Company’s Board is comprised of individuals with considerable and varied business experiences, backgrounds, skills, and qualifications who collectively have a strong knowledge of business and financial matters and are committed to helping the Company achieve its investment objective while acting in the best interests of the Company’s shareholders. As noted in the table below, the Nominees bring a variety of experiences and qualifications through their business backgrounds in the fields of consulting and strategic planning, corporate management, education, and investment management. The Board believes that each particular Nominee’s financial and business experience gives them the qualifications and skills to serve as a Director.

Information about the Nominees, including their business addresses, year of birth and principal occupations during the past five years, and other current directorships, are set forth in the table below. A Nominee is deemed to be “independent” to the extent the individual is not an “interested person” of the Company, as that term is defined in Section 2(a)(19) of the 1940 Act.

Name, Address, Year of Birth and Position(s) held with Company	Year First Elected/Appointed as Director of the Company	Principal Occupation During the Past Five Years	Number of Portfolios in the Fund Complex Overseen by Director(2)	Other Directorships Held by Director or Nominee

Independent Director Nominees:
Sandra Brown(1) 1955 Director	2016	Consultant (since 2009); formerly, CEO and President of Transamerica Financial Advisers, Inc. (1999-2009); President, Transamerica Securities Sales Corp. (1998-2009); and Vice President, Bank of America Mutual Fund Administration (1990-1998).	8	Investment Managers Series Trust III (formerly, FPA Funds Trust) (includes 7 portfolios).
Robert F. Goldrich(1) 1962 Director	2022	Consultant (since 2022); formerly, President/CFO of the Leon Levy Foundation (2014 – 2022).	8	Investment Managers Series Trust III (formerly FPA Funds Trust) (includes 7 portfolios).
John P. Zader(1) 1961 Director	2023	Retired (June 2014 – present); formerly, CEO, UMB Fund Services, Inc., a mutual fund and hedge fund service provider, and the transfer agent, fund accountant, and co-administrator for the Fund(s) (December 2006 – June 2014); and President, Investment Managers Series Trust (December 2007 – June 2014).	8	Investment Managers Series Trust II (includes 33 portfolios); and Investment Managers Series Trust III (formerly FPA Funds Trust) (includes 7 portfolios).
Interested Director Nominees:
J. Richard Atwood(1), (3) 1960 Director	2016	Director and President of FPA GP, Inc., the General Partner of the Adviser (since 2018) and Managing Partner of FPA; Director/Trustee of each FPA Fund since 2016; and President of each FPA Fund (2016 – 2023).	8	Investment Managers Series Trust III (formerly FPA Funds Trust) (includes 7 portfolios).
Maureen Quill(1), (4) 1963 Director	2023	President, Investment Managers Series Trust III (formerly FPA Funds Trust) (since July 2023); President, Source Capital, Inc. (since July 2023); President, Investment Managers Series Trust (since June 2014); EVP/Executive Director Registered Funds (January 2018 – present), Chief Operating Officer (June 2014 – January 2018), and Executive Vice President (January 2007 – June 2014), UMB Fund Services, Inc.; President, UMB Distribution Services (March 2013 – December 2020); and Vice President, Investment Managers Series Trust (2013 – 2014).	8	Investment Managers Series Trust (includes 38 portfolios); and Investment Managers Series Trust III (formerly FPA Funds Trust) (includes 7 portfolios).

(1) The address for each Director is 235 West Galena Street, Milwaukee, Wisconsin 53212, except for J. Richard Atwood, whose address is 11601 Wilshire Blvd., Suite 1200, Los Angeles, California 90025.

(2) Each Director currently serves as a trustee of Investment Managers Series Trust III (formerly, FPA Funds Trust), which consists of the following series: FPA Crescent Fund, FPA Flexible Fixed Income Fund, FPA Queens Road Value Fund, FPA Queens Road Small Cap Value Fund, FPA New Income Fund, FPA Global Equity ETF and FPA Global Equity Fund (each, an “FPA Fund”). Investment Managers Series Trust III and the Company are referred together as the “Fund Complex.”

(3) Mr. Atwood is an “interested person” of the Company within the meaning of the 1940 Act by virtue of his affiliation with the Adviser.

(4) Ms. Quill is an “interested person” of the Company within the meaning of the 1940 Act by virtue of her affiliation with UMB Distribution Services, LLC.

The Board and Its Leadership Structure

The Board has general oversight responsibility with respect to the Company’s business and affairs. All Company operations are overseen by the Company’s Board, which meets at least quarterly. The Board is currently composed of five directors: Sandra Brown (Independent Director), Robert F. Goldrich (Independent Director), John Zader (Independent Director), J. Richard Atwood (Interested Director) and Maureen Quill (Interested Director). The Board holds executive sessions (with and without partners of the Adviser) in connection with its regularly scheduled Board meetings. The Audit Committee of the Board meets quarterly at regularly scheduled meetings and the Nominating and Governance Committee of the Board meets at least twice a year at regularly scheduled meetings. The Independent Directors have retained “independent legal counsel,” as that term is defined in the rules under the 1940 Act.

The Board has appointed Mr. Zader to serve in the role of Chairman. The Chairman’s responsibilities include presiding at all meetings of the Board, working with the President to set the agenda for meetings and serving as liaison among the other Directors and with Company officers and management personnel.

The Board periodically reviews its leadership structure, including the role of the Chairman. The Board also conducts an annual self-assessment during which it reviews its leadership and Committee structure and considers whether its structure remains appropriate in light of the Company’s current operations, among other matters. The Board believes that its leadership structure, including the current percentage of the Board who are Independent Directors, is appropriate given its specific characteristics.

The Company’s Board is comprised of individuals with considerable and varied business experiences, backgrounds, skills, and qualifications who collectively have strong knowledge of business and financial matters and are committed to helping the Company achieve its investment objective while acting in the best interests of the Company’s shareholders. Several members of the Board have had a long and continued service with the Company. As noted in the Nominee Information Table above, the Nominees bring a variety of experiences and qualifications through their business backgrounds in the fields of consulting and strategic planning, education, corporate management, and investment management. The Board believes that each particular Nominee’s financial and business experience gives him or her the qualifications and skills to serve as a Director.

The Board has also appointed a chief compliance officer (“CCO”) for the Company. The CCO reports directly to the Board and participates in the meetings of the Board. The Independent Directors meet quarterly in executive session with the CCO, and the CCO prepares and presents periodic written compliance reports which update compliance activities to date. Additionally, the CCO presents an annual written report to the Board evaluating the Company’s compliance policies and procedures. The Board expects the CCO to report any material compliance risk, should it arise, to the Board.

Shareholders wishing to communicate with the Board may do so by sending a written communication to Diane J. Drake, Secretary of the Company, c/o UMB Fund Services, Inc., 235 West Galena Street, Milwaukee, Wisconsin 53212.

During the fiscal year ended December 31, 2023, the Board held six meetings. Ms. Brown, Mr. Goldrich and Mr. Atwood attended 75% or more of the aggregate of (1) the total number of meetings of the Board and (2) the total number of meetings held by all Committees of the Board on which they served. Mr. Zader and Ms. Quill were elected to the Board on June 1, 2023, and they attended all of the meetings of the Board and all of the meetings held by all Committees of the Board on which they served following their election.

Risk Oversight. The Board oversees the processes implemented by the Adviser or other service providers to manage relevant risks and considers risk management issues as part of its responsibilities throughout the year at regular meetings. The Audit Committee also considers risk management issues affecting the Company’s financial reporting and controls at its regular meetings throughout the year. The Adviser and other service providers prepare regular reports for Board and Audit Committee meetings that address a variety of risk-related matters, and the Board as a whole or the Audit Committee may also receive special written reports or presentations on a variety of risk issues at their request. For example, the portfolio managers of the Company meet regularly with the Board to discuss portfolio performance, including investment risk, trading and the impact on the Company of investments in particular securities. The Adviser also prepares reports for the Board regarding various issues, including valuation and liquidity.

Not all risks that may affect the Company can be identified or processes and controls developed to eliminate or mitigate their effect. Moreover, it is necessary to bear certain risks (such as investment-related risks) to achieve the Company’s objectives. As a result of the foregoing and other factors, the ability of the Company’s service providers, including the Adviser, to eliminate or mitigate risks is subject to limitations.

Standing Committees of the Board

The Board has an Audit Committee and a Nominating and Governance Committee. The responsibilities of each committee are described below.

The Board has designated Ms. Brown and Messrs. Goldrich and Zader as the current members of the Audit Committee of the Board. All members of the Audit Committee are “independent” with respect to the Company, as that term is defined in the applicable listing standards of the NYSE. No member of the Audit Committee is considered an “interested person” of the Company within the meaning of the 1940 Act. The Audit Committee makes recommendations to the Board concerning the selection of the Company’s independent registered public accounting firm and reviews with such firm the results of the annual audit, including the scope of auditing procedures, the adequacy of internal controls and compliance by the Company with the accounting, recording, and financial reporting requirements of the 1940 Act. In each instance, before an accountant has been engaged by the Company, the engagement has been approved by the Audit Committee. The Audit Committee met four times during the last fiscal year. The responsibilities of the Audit Committee are set forth in the Audit Committee Charter, which is available on the Company’s website, https://fpa.com/funds/overview/source-capital (see Related Documents/Fund Literature), and is available without charge, upon request, by calling (800) 982-4372 ext. 5419. The Audit Committee Report relating to the audit of the Company’s financial statements for the fiscal year ended December 31, 2023, is attached hereto as Appendix C.

The Board has designated Ms. Brown and Messrs. Goldrich and Zader as the current members of the Nominating and Governance Committee. All members of the Nominating and Governance Committee are “independent” as that term is defined in the applicable listing standards of the NYSE. No member is considered an “interested person” of the Company within the meaning of the 1940 Act. The Nominating and Governance Committee recommends to the full Board nominees for election as Directors of the Company to fill vacancies on the Board, when and as they occur. In addition, the Nominating and Governance Committee periodically reviews issues such as the Board’s composition and compensation as well as other relevant issues, and recommends appropriate action, as needed, to the full Board. While the Nominating and Governance Committee expects to be able to identify from its own resources an ample number of qualified candidates, it will review recommendations from shareholders of persons to be considered as nominees to fill future vacancies. The determination of nominees recommended by the Nominating and Governance Committee is within the sole discretion of the Nominating and Governance Committee, and the final selection of nominees is within the sole discretion of the Board. Therefore, no assurance can be given that persons recommended by shareholders will be nominated as Directors. The Nominating and Governance Committee met four times during the last fiscal year. The responsibilities of the Nominating and Governance Committee are set forth in the Nominating and Governance Committee Charter, which is available on the Company’s website, fpa.com/funds/overview/source-capital (see Related Documents/Fund Literature), and is available without charge, upon request, by calling (800) 982-4372 ext. 5419.

The Nominating and Governance Committee is responsible for searching for Director candidates that meet the evolving needs of the Board. Director candidates must have the highest personal and professional ethics and integrity. Additional criteria weighed by the Nominating and Governance Committee in the Director identification and selection process include the relevance of a candidate’s experience in investment company and/or public company businesses, enterprise or business leadership and managerial experience, broad economic and policy knowledge, the candidate’s independence from conflict or direct economic relationship with the Company, financial literacy and knowledge, and the candidate’s ability and willingness to devote the proper time to prepare for, attend and participate in discussions in meetings. The Nominating and Governance Committee also takes into account whether a candidate satisfies the criteria for independence under the rules and regulations of the 1940 Act and of the NYSE, and if a nominee is sought for service on the Audit Committee, the financial and accounting expertise of a candidate, including whether the candidate would qualify as an Audit Committee financial expert. While the Nominating and Governance Committee does not have a formal policy respecting diversity on the Board, consideration is given to nominating persons with different perspectives and experience to enhance the deliberation and decision-making processes of the Board.

Corporate Governance

As noted above, the Company has adopted a charter for both its Audit Committee and Nominating and Governance Committee. The Board has also adopted a Code of Ethics, which applies to, among others, the Company’s officers and Directors, as well as a Code of Ethics for Senior Executive and Financial Officers that applies to the Principal Executive Officer and Principal Financial Officer of the Company. A copy of the Code of Ethics for Senior Executive and Financial Officers is available as an exhibit to Form N-CSR on the website of the SEC, www.sec.gov, or without charge, upon request, by calling (800) 982-4372 ext. 5419.

Section 16(a) Beneficial Ownership Compliance

The Company’s Directors and officers are required to file reports with the SEC and the NYSE concerning their ownership and changes in ownership of the Company’s common stock. Based on its review of such reports, the Company believes that all filing requirements were met by its Directors and officers during the fiscal year ended December 31, 2023.

Compensation of Nominees

No compensation is paid by the Company to any officer or Director who is a director, officer or employee of the Adviser or its affiliates. The following information relates to compensation paid to the Nominees for the fiscal year ended December 31, 2023. The Company pays each Independent Director an annual retainer, as well as fees for attending meetings of the Board and its Committees. Board and Committee chairs receive additional fees for their services. The Directors receive no pension or retirement benefits. Each such Independent Director is also reimbursed for out-of-pocket expenses incurred as a Director.

The Directors may elect to defer payment of their compensation pursuant to the non-qualified Deferred Compensation Plan which permits the Directors to defer receipt of all or part of their compensation. A Director’s deferred compensation account will be paid at such times as elected by the Director, subject to certain mandatory payment provisions in the Deferred Compensation Plan. Deferral and payment elections under the Deferred Compensation Plan are subject to strict requirements for modification.

Name	Aggregate Compensation from the Company	Total Compensation from Fund Complex
Independent Director Nominees
Sandra Brown	$15,920	$202,618
Robert F. Goldrich	$14,746	$192,048
John P. Zader	$4,351	$110,234
Interested Director Nominees
J. Richard Atwood	$0	$0
Maureen Quill	$0	$0

Company Shares Owned by Nominees as of December 31, 2023

Name	Dollar Range of Company Shares Owned	Aggregate Dollar Ranges of Shares Owned in the Fund Complex Overseen by Director
Independent Directors
Sandra Brown	$10,000 - $50,000	Over $100,000
Robert F. Goldrich	None	None
John P. Zader	None	None
Interested Directors
J. Richard Atwood	Over $100,000	Over $100,000
Maureen Quill	None	None

As of April 2, 2024, all officers and Directors of the Company as a group owned beneficially less than 1% of the outstanding shares of common stock of the Company.

Executive Officers of the Company

The following information relates to the executive officers of the Company who are not Directors of the Company. Each officer of the Company also serves as an officer of Investment Managers Series Trust III.

Name, Address(1) and Year of Birth	Position with the Company	Year First Elected as Officer of the Company	Principal Occupation(s) During the Past Five Years
Rita Dam 1966	Treasurer	2023	Co-Chief Executive Officer (2016 – present), and Vice President (2006 – 2015), Mutual Fund Administration, LLC; Treasurer and Assistant Secretary, Investment Managers Series Trust (2007 – present); and Co-President, Foothill Capital Management, LLC, a registered investment advisor (2018 – 2022).
Diane J. Drake 1967	Secretary	2023	Senior Counsel, Mutual Fund Administration, LLC (2015 – present); and Chief Compliance Officer, Foothill Capital Management, LLC, a registered investment advisor (2018 – 2019).
Martin Dziura 1959	Chief Compliance Officer	2023	Principal, Dziura Compliance Consulting, LLC (2014 - present); Managing Director, Cipperman Compliance Services (2010 – 2014); Chief Compliance Officer, Hanlon Investment Management (2009 – 2010); and Vice President − Compliance, Morgan Stanley Investment Management (2000 − 2009).
Max Banhazl 1987	Vice President	2023	Vice President, Mutual Fund Administration, LLC (2012-present); and Managing Director, Marketing and Sales Director, Foothill Capital Management (2018-2022).
Korey Bauer 1989	Vice President	2023	Vice President/Business Development, Mutual Fund Administration, LLC (2022-present); Chief Investment Officer, Managing Director, and Portfolio Manager of Foothill Capital Management (2018-2022); Portfolio Manager, AXS Investments, LLC (2020-2022); and President, Chief Executive Officer and Chief Compliance Officer of Bauer Capital Management, LLC (2014-2018).

(1)	The address for Ms. Dam, Ms. Drake, Mr. Banhazl, and Mr. Bauer: 2220 E. Route 66, Suite 226, Glendora, California 91740. The address for Mr. Dziura: 309 Woodridge Lane, Media, Pennsylvania 19063.

THE BOARD, INCLUDING THE INDEPENDENT DIRECTORS, RECOMMENDS THAT YOU VOTE “FOR” PROPOSAL 1.

PROPOSAL 2 — APPROVAL OF AN AGREEMENT AND PLAN OF REORGANIZATION

Overview

Based on the recommendation of Company management, and the factors described below, the Board approved, on behalf of the Company, the Agreement, pursuant to which the Company would be reorganized into the DE Trust, a newly formed Delaware statutory trust with an identical investment objective, investment strategies, policies, and restrictions as the Company (the “Reorganization”). The form of the Agreement is attached to this Proxy Statement as Appendix A.

The Agreement contemplates:

•	the transfer of all of the assets of the Company to the DE Trust in exchange solely for shares of beneficial interest of the DE Trust;

•	the assumption by the DE Trust of all of the obligations and liabilities of the Company; and

•	the distribution to each shareholder of the Company, in exchange for his or her Company shares, of the same number of full and fractional shares of the DE Trust having an aggregate net asset value equal to the aggregate net asset value of the Company shares held by that shareholder at the close of business on June 28, 2024 (the “Closing Date”); and the subsequent complete dissolution of the Company.

For a more detailed discussion of the terms of the Agreement, please see “Summary of the Agreement” below.

If approved, the Reorganization will have the following effects:

1.	The Directors of the Company, if they are re-elected under Proposal 1, will serve as Trustees of the DE Trust.

2.	The DE Trust will enter into a new management agreement with the Fund’s current investment manager, First Pacific Advisors, LP, that is substantially identical to the agreement currently in place with respect to the Company. The investment advisory fee rate for the DE Trust will be the same as the advisory fee rate currently in effect for the Company.

3.	The DE Trust, unlike the Company, which has a fixed number of shares authorized, will be authorized to issue an unlimited number of shares.

4.	Shareholders will be deemed to have approved, to the extent necessary, any actions required to dissolve the Company.

Consummation of the Reorganization will not alter the Board of Directors’ existing fiduciary obligations to act in good faith and in the best interests of the Company. The proposal is not intended to affect the day-to-day management of the Company or result in a material change to the manner in which the Company is managed.

Fund reorganizations, such as the Reorganization contemplated in Proposal 2, are subject to litigation risk. For example, shareholders of the Company could bring an action to reverse or delay the implementation of Proposal 2. The Company does not presently have any reason to believe that such an action will be brought in connection with Proposal 2.

Shareholders of the Company are not being asked to vote separately on these matters. Voting “FOR” Proposal 2 constitutes shareholder approval of the actions described above. More information on these matters is discussed under “Summary Comparison of Governing Documents and State Law” below.

Board Considerations

The Board considered and discussed the Reorganization at a meeting held on January 23, 2024, and approved the Agreement on March 28, 2024. The Board determined that investment companies formed as Delaware statutory trusts have certain advantages over investment companies organized as Delaware corporations. As a result of these advantages, the Delaware statutory trust organizational form has been increasingly used by registered investment companies.

In approving the Agreement and recommending that shareholders of the Company also approve the Agreement, the Board was provided with and evaluated information it reasonably believed necessary to consider the proposed Reorganization. The Board determined that (1) the interests of the Company’s shareholders would not be diluted as a result of the Reorganization and (2) the Reorganization would be in the best interests of the Company and its shareholders. Key factors considered by the Board include:

•	In recent years, many registered investment companies have reorganized as Delaware statutory trusts. The Board believes that the Delaware statutory trust form of organization provides more flexibility to the Company in terms of its administration, which potentially could lead to greater operating efficiencies and lower expenses for shareholders; greater certainty regarding limiting shareholder liability for the obligations of the DE Trust or its Trustees; and greater flexibility in structuring shareholder voting rights and shareholder meetings.

•	The DE Trust may be able to realize greater operating efficiencies because the Reorganization would permit the DE Trust to operate under uniform, modern and flexible governing documents that would streamline the governance process and could reduce costs associated with governance and compliance monitoring.

•	The Company will pay less taxes as a Delaware statutory trust. The Company is currently subject to Delaware corporate franchise taxes of approximately $125,000 per year. Under current law, Delaware statutory trusts do not owe an annual fee for franchise tax or other purposes. Therefore, the Company expects to save approximately $125,000 annually by reorganizing as a Delaware statutory trust. These anticipated savings are based on the authorized capital of the Company during its last fiscal year. Of course, the one-time costs of reorganizing the corporation as a Delaware statutory trust will offset the Company’s tax savings initially.

•	The investment objective, investment strategies, policies and restrictions of the DE Trust will be identical to those of the Company in effect immediately prior to the Reorganization.

•	The service providers that currently provide services to the Company, including the Adviser, will continue to serve in the same roles for the DE Trust pursuant to agreements that are substantially identical to their current agreements with the Company.

•	There is no anticipated material adverse effect on the Company’s annual operating expenses and shareholder fees and services as a result of the Reorganization, although as indicated above, the Company will bear one-time costs of reorganizing the corporation as a Delaware statutory trust, which will offset the Company’s tax savings initially.

•	As a condition precedent to the Reorganization, the Company’s counsel, Morgan, Lewis & Bockius LLP (“Morgan Lewis”), will provide an opinion substantially to the effect that there will be no direct federal income tax consequences of the Reorganization to Company shareholders.

The Reorganization

The Reorganization will not result in any change in the investment objective, investment strategies, policies or restrictions of the Company. The Adviser and other service providers will remain the same. The services provided by those service providers will be the same as those currently being provided to the Company.

Immediately after the Reorganization, shareholders of the Company will own shares of the DE Trust that are equal in number and in aggregate net asset value to the shares of the Company they held immediately prior to the Closing Date. For example, if you currently own 100 shares of common stock of the Company, then immediately after the Closing Date you would own 100 shares of beneficial interest of the DE Trust having the same aggregate net asset value as your 100 shares of common stock of the Company. For all practical purposes, your financial investment in the Company would not change after the Closing Date.

As a result of the Reorganization, shareholders of the Company, which is a Delaware corporation, will become shareholders of the DE Trust, which is a Delaware statutory trust. For a comparison of certain rights of shareholders of these entities, please see “Summary Comparison of Governing Documents and State Law”, which is qualified by reference to the DE Trust’s Agreement and Declaration of Trust, a form of which is attached to this Proxy Statement as Appendix B.

As a condition to consummation of the Reorganization, the Company will receive an opinion from Morgan Lewis substantially to the effect that neither the Company nor its shareholders will recognize any gain or loss as a direct result of the Reorganization. As a general matter, the holding period for, and the aggregate tax basis in, the DE Trust’s shares a shareholder receives pursuant to the Reorganization will include the holding period for, and will be the same as the aggregate tax basis in, the Company shares that the shareholder exchanges in the Reorganization (provided the shareholder holds the shares as capital assets on the Closing Date). Also, the DE Trust’s holding period for, and tax basis in, each asset the Company transfers to it will include the Company’s holding period for, and be the same as the Company’s tax basis in, that asset immediately prior to the Reorganization.

If approved, it is expected that the Reorganization will take place on the Closing Date or later as the parties may mutually agree.

Summary of the Agreement

The terms and conditions under which the Reorganization would be completed are contained in the Agreement. The following summary of material terms of the Agreement is qualified by reference to the Agreement itself, the form of which is attached to this Proxy Statement as Appendix A.

The Agreement provides that the DE Trust will acquire all of the assets of the Company in exchange solely for shares of the DE Trust and the DE Trust’s assumption of all of the Company’s obligations and liabilities. The Agreement further provides that promptly after the Closing Date, the Company will dissolve its corporate status.

Under the terms of the Agreement: (i) the net asset value per share of beneficial interest of the DE Trust will be the same as the immediately preceding net asset value per share of the common stock of the Company; and, (ii) each certificate representing full and fractional shares of the Company will represent the same number of full and fractional shares of the DE Trust.

The delivery of shares will be accomplished by way of accounts established for each shareholder by the DE Trust. The DE Trust will not issue certificates representing the DE Trust shares issued in the Reorganization and a shareholder need not deliver their Company share certificates.

The completion of the Reorganization also is subject to various conditions, including, among others, completion of all necessary filings with the SEC as necessary to consummate the Reorganization; delivery of a legal opinion regarding the federal tax consequences of the Reorganization; and other customary corporate and securities matters. Subject to the satisfaction of those conditions, the Reorganization will take place on the Closing Date or later as the parties may mutually agree. The Agreement provides that the Board, in its judgment, may waive compliance with any of the conditions set forth therein for its benefit, if such waiver will not have a material adverse effect on the Company’s shareholders.

The Reorganization is intended to qualify as a “reorganization” within the meaning of Section 368 of the Internal Revenue Code of 1986, as amended, and thus is not expected to directly cause the recognition of income, gain or loss for federal income tax purposes to the Company, the DE Trust or the shareholders of the Company or the DE Trust.

The Agreement may be terminated, and the Reorganization may be abandoned by the Board if, in the judgment of the Board and at any time prior to the Closing Date, before or after approval by the Company shareholders, the facts and circumstances make preceding with the Agreement inadvisable.

Summary Comparison of Governing Documents and State Law

The following is a discussion of certain principal differences between the governing documents of the Company and the DE Trust, and the state law governing the Company and the DE Trust. The following is not a complete description of the governing documents or state laws. Further information about the Company’s current organizational structure is contained in the Company’s prospectus and governing documents and in Delaware law.

Organization and Capital Structure

The Company is organized as a Delaware corporation under the Delaware General Corporation Law (the “DGCL”). The Company’s operations are governed by its Certificate of Incorporation (the “Certificate”) and its By-laws (the “Company’s By-laws”), as amended from time to time. The business and affairs of the Company are managed under the supervision of the Board. The Certificate authorizes a fixed number of shares, which may be increased or decreased by an amendment to its Certificate, approved by a majority of the Board and a majority of votes cast by shareholders. The capital stock of the Company as of the close of business on April 2, 2024, is as follows: 8,199,745 shares of common stock with a par value of $1.00 per share outstanding (12,000,000 shares authorized), and no shares of cumulative preferred stock with a par value of $3.00 per share outstanding (3,000,000 authorized).

The DE Trust is a Delaware statutory trust (a “DST”). A DST is an unincorporated association organized under the Delaware Statutory Trust Act (the “Delaware Act”). As a DST, the DE Trust’s operations are governed by its Agreement and Declaration of Trust (the “Declaration”) and its By-laws (the “Trust By-laws”), and its business and affairs are managed under the supervision of a board of trustees. The DE Trust’s shares of beneficial interest shall be divided into Shares having $1.00 par value per share and the Declaration authorizes the issuance of an unlimited number of shares.

Governing Law

The DGCL is a corporate statute with stringent requirements imposed upon corporations organized in Delaware. Under the DGCL, certain fund transactions, such as mergers, certain reorganizations and liquidations, are subject to mandatory shareholder votes. The DGCL also has certain record date, notice, quorum and adjournment provisions. Additionally, the DGCL requires that a Delaware corporation hold an annual meeting of shareholders.

The Delaware Act allows for a DST to be governed by its governing documents, but also provides specified default provisions. Moreover, to the extent provisions in the DE Trust’s Declaration and Trust By-laws are addressed by rules and principles established under Delaware corporate law and the laws governing other Delaware business entities (such as limited partnerships and limited liability companies), the Delaware courts may look to such other laws to help interpret provisions of the Declaration and Trust By-laws. Applying this body of law to the operation of the DE Trust should prove beneficial because these laws are extensively developed and business-oriented. These legal advantages make more certain the resolution of legal controversies and help to reduce legal costs resulting from uncertainty in the law.

Meetings of Shareholders and Voting Rights

The Company is required to hold an annual meeting of shareholders, at which time they shall elect the Board and transact such other business as may properly be brought before the meeting. Special meetings of shareholders may only be called by the Company’s Board or its President. The Company’s By-laws provide that the holders of a majority of the stock issued and outstanding and entitled to vote, present in person or represented by proxy, shall constitute a quorum at all meetings of the shareholders. Subject to any requirements of law or the Certificate, in matters other than the election of Directors, shareholders may approve a proposal by a majority of votes cast.

The Certificate provides that at all elections of Directors, each shareholder shall be entitled to as many votes as shall equal the number of votes which he or she would be entitled to cast for the election of Directors with respect to his or her shares multiplied by the number of Directors to be elected, and he or she may cast all of such votes for a single Director or may distribute them among the number of Directors to be voted for, or for two or more of them, as he or she sees fit.

The Company’s By-laws require that notice of each meeting of shareholders shall be given not less than ten days nor more than 50 days before the date of the meeting.

The Declaration provides that a special meeting of the shareholders of the DE Trust may be called at any time by a majority of the DE Trust’s Board, the Chairman of the Board or its President. The Declaration provides that the holders of a majority of the shares issued and outstanding and entitled to vote, present in person or represented by proxy, shall constitute a quorum at all meetings of the shareholders. Subject to any requirements of law or the Declaration, in matters other than the election of Trustees, shareholders may approve a proposal by a majority of votes cast.

The Declaration provides that at all elections of Trustees, each shareholder shall be entitled to as many votes as shall equal the number of votes which he or she would be entitled to cast for the election of Trustees with respect to his or her shares multiplied by the number of Trustees to be elected, and he or she may cast all of such votes for a single Trustee or may distribute them among the number of Trustees to be voted for, as he or she sees fit.

The Declaration requires that notice of each meeting of shareholders shall be given not less than ten days nor more than 50 days before the commencement of the meeting or otherwise in compliance with applicable law. Shareholders may only act with respect to matters set forth in the notice to shareholders.

Liability of Shareholders

Shareholders of the Company generally do not have personal liability for the Company’s obligations. Similarly, the Declaration provides that no shareholder of the DE Trust, in such capacity, shall be subject to any personal liability whatsoever to any person in connection with the assets or the affairs of the DE Trust or any of its series.

Dividends and Distributions

The Company’s shareholders are entitled to share ratably when, as and if declared by the Board, out of the assets of the Corporation legally available therefor, dividends payable either in cash, in property or in shares of capital stock.

Under the Declaration, dividends and distributions on shares of a particular series may be paid with such frequency as the Trustees may determine, which may be daily or otherwise pursuant to a standing resolution or resolutions adopted only once or with such frequency as the Trustees may determine, to the shareholders of that series or class, from such of the income, accrued or realized, and capital gains, realized or unrealized, and out of the assets belonging to that series, as the Trustees may determine, after providing for actual and accrued liabilities of that series. All dividends and distributions on shares of a particular series shall be distributed pro rata to the shareholders of that series in proportion to the number of such shares held by such holders at the date and time of record established for the payment of such dividends or distributions, except that the dividends and distributions of investment income and capital gains with respect to each class of shares of a particular series shall be in such amount as may be declared from time to time by the Trustees, and such dividends and distributions may vary as between such classes to reflect differing allocations of the expenses of the series between the shareholders of such several classes and any resultant differences between the net asset value of such several classes to such extent and for such purposes as the Trustees may deem appropriate and further except that, in connection with any dividend or distribution program or procedure, the Trustees may determine that no dividend or distribution shall be payable on shares as to which the shareholder’s purchase order and/or payment in the prescribed form have not been received by the time or times established by the Trustees under such program or procedure, or that dividends or distributions shall be payable on shares which have been tendered by the holder thereof for redemption or repurchase, but the redemption or repurchase proceeds of which have not yet been paid to such shareholder. Such dividends and distributions may be made in cash, property or shares of any class of that series or a combination thereof as determined by the Trustees, or pursuant to any program that the Trustees may have in effect at the time for the election by each shareholder of the mode of the making of such dividend or distribution to that shareholder.

Liability of Trustees and Officers; Indemnification

The Company’s Certificate does not specifically address Director and officer liability. The Company’s By-Laws provide that each Director and officer shall be indemnified by the Company against reasonable costs and expenses incurred by him in connection with any action, suit or proceeding to which he may be made a party by reason of his being or having been a Director or officer of the Company, except in relation to any action, suits or proceedings in which he has been adjudged liable because of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

Under the Declaration, no Trustee or officer of the DE Trust, in such capacity, shall be subject to any personal liability whatsoever to any person in connection with the assets or affairs of the DE Trust or of any series, save only that arising from his or her own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office or the discharge of his or her functions; and subject to the foregoing exception, all such persons shall look solely to the DE Trust property for satisfaction of claims of any nature arising in connection with the affairs of the DE Trust.

Under the Declaration, the DE Trust shall indemnify to the fullest extent permitted by law (from the assets of the series or series to which the conduct in question relates) each of its Trustees, former Trustees, officers, employees and agents (each, a “Covered Person”) against all liabilities, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and expenses, including reasonable accountants’ and counsel fees, reasonably incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether brought in the right of the DE Trust or otherwise, whether civil, criminal or administrative in nature, before any court or administrative or legislative body, including any appeal therefrom, in which such Covered Person may be or may have been involved as a party, potential party, non-party witness or otherwise or with which such Covered Person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Covered Person except with respect to any matter as to which it has been determined that such Covered Person had acted with willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person’s office.

Preemptive, Dissenter’s and Other Rights

The Company’s Certificate does not specifically address preemptive, redemption or conversion rights, or any sinking fund rights.

The Declaration provides that no shareholder, by virtue of holding shares of any series, shall have any preemptive or other right to subscribe to any additional shares of that series, or to any shares of any other series, or any other securities issued by the Trust. Shareholders also have no right to demand payment for their shares or to any other rights of dissenting shareholders in the event the Trust participates in any transaction which would give rise to appraisal or dissenters’ rights by a shareholder of a corporation organized under the DGCL or would otherwise give rise to such appraisal or dissenters’ rights.

Amendments to Organizational Documents

The DGCL generally provides that the affirmative vote of a majority of the shares entitled to vote on any matter is required to amend a corporation’s certificate of incorporation or by-laws, unless a corporation’s certificate of incorporation or by-laws requires a greater percentage. The Certificate provides that the Company reserves the right to amend, alter, change or repeal any provisions contained in the Certificate in the manner prescribed by the DGCL. The Company’s By-Laws provide that they may be altered or repealed at any regular meeting of the shareholders or of the Board or at any special meeting of the shareholders or of the Board if notice of such alteration or repeal be contained in the notice of such special meeting.

The Declaration may be amended at any time by a majority of the Trustees so long as such amendment does not adversely affect the rights of any shareholder with respect to which such amendment is or purports to be applicable and so long as such amendment is not in contravention of applicable law, including the 1940 Act.  The Trust’s By-Laws provide that the by-laws may be altered, amended or repealed, in whole or in part, at any time by vote of a majority of the Trustees, without the consent of any shareholder.

Inspection Rights

With respect to the Company, the DGCL provides that any shareholder, in person or by attorney or other agent, shall, upon written demand under oath stating the purpose thereof, have the right during the usual hours for business to inspect for any proper purpose, and to make copies and extracts from the corporation’s stock ledger, a list of its shareholders, and its other books and records.

The Declaration provides that the records of the Trust shall be open to inspection by shareholders to the same extent as is permitted shareholders of a Delaware corporation under the DGCL.

Merger, Consolidation, Incorporation and Dissolution

The Certificate provides that the affirmative vote of a majority of the outstanding shares of each class of stock entitled to be cast shall be necessary to authorize any of the following actions: (i) a merger or consolidation of the Company (in which the Company is not the surviving company) either with an open-end investment company or with a closed-end investment company unless such closed-end investment company’s Certificate of Incorporation requires a two-thirds or greater vote of each class of such company’s stock entitled to be cast to approve the types of transactions described herein; (ii) the dissolution of the corporation; (iii) the sale of all or substantially all of the assets of the corporation to any person (as such term is defined in the 1940 Act); and (iv) any amendment to the Certificate which makes any class of the Company’s stock a redeemable security (as such term is defined in the 1940 Act).

The Declaration provides that the Trustees may, without shareholder approval, unless such approval is required by the 1940 Act, (i) cause the Trust to convert into or merge, reorganize or consolidate with or into one or more trusts, partnerships, limited liability companies, associations, corporations or other business entities (each, a “Successor Entity”), or a series of any Successor Entity to the extent permitted by law, (ii) cause the shares to be exchanged under or pursuant to any state or federal statute to the extent permitted by law, (iii) cause the Trust to incorporate under the laws of a state, commonwealth, possession or colony of the United States, (iv) sell or convey all or substantially all of the assets of the Trust or any series or class to another series or class of the Trust or to a Successor Entity, or a series of a Successor Entity to the extent permitted by law, for adequate consideration as determined by the Trustees which may include the assumption of all outstanding obligations, taxes and other liabilities, accrued or contingent of the Trust or any affected series or class, and which may include shares of such other series or class of the Trust or shares of beneficial interest, stock or other ownership interest of such Successor Entity (or series thereof) or (v) at any time sell or convert into money all or any part of the assets of the Trust or any series or class thereof.

The Declaration provides that the Trustees may, without shareholder approval, unless such approval is required by the 1940 Act, create one or more statutory or business trusts to which all or any part of the assets, liabilities, profits or losses of the Trust or any series or class thereof may be transferred and may provide for the conversion of shares in the Trust or any series or class thereof into beneficial interests in any such newly created trust or trusts or any series or classes thereof.

Under the Declaration, the DE Trust or any series may be dissolved upon approval of not less than a majority of the Trustees. The Declaration provides that when the DE Trust or any series has dissolved, the Trustees shall, among other things, proceed to wind up the affairs of the DE Trust or series, discharge or pay its liabilities, and do all other acts appropriate to liquidate its business.

Derivative Actions

The Company’s Certificate does not specifically address derivative actions. However, the DGCL provides that in any derivative suit instituted by a shareholder of a corporation, it shall be averred in the complaint that the plaintiff was a shareholder of the corporation at the time of the transaction of which such shareholder complains or that such shareholder’s stock thereafter devolved upon such shareholder by operation of law.

Under the Delaware Act, a shareholder may bring a derivative action if trustees with authority to do so have refused to bring the action or if a demand upon the trustees to bring the action is not likely to succeed. The Delaware Act provides that a shareholder may bring a derivative action only if the shareholder is a shareholder at the time the action is brought and (1) was a shareholder at the time of the transaction at issue, or (2) acquired the status of shareholder by operation of law or the DE Trust’s governing instrument from a person who was a shareholder at the time of the transaction at issue. Under the Delaware Act, a shareholder’s right to bring a derivative action may also be subject to additional standards and restrictions set forth in the DE Trust’s governing instruments.

Under the Declaration, a shareholder may bring a derivative action on behalf of the DE Trust with respect to a series or class only if the following conditions are met: (i) the shareholder must make a pre-suit demand upon the Trustees to bring the action unless an effort to cause the Trustees to bring such an action is not likely to succeed; and a demand on the Trustees shall only be deemed not likely to succeed and therefore excused if a majority of the Trustees, or a majority of any Committee established to consider the merits of such action, has a personal financial interest in the transaction at issue, and a Trustee shall not be deemed interested in a transaction or otherwise disqualified from ruling on the merits of a shareholder demand by virtue of the fact that (a) such Trustee receives remuneration for his service as a Trustee of the DE Trust or as a trustee or director of one or more investment companies that are under common management with or otherwise affiliated with the Trust, (b) such Trustee was identified as a potential defendant or witness, (c) the Trustee approved the act being challenged (if the act did not result in any material personal benefit to the Trustee, or if the Trustee is also a shareholder the act did not result in any material benefit that is not shared pro rata with other shareholders), or (d) the Trustee is a shareholder; and (ii) unless a demand is not required under clause (i) above, the Trustees must be afforded a reasonable amount of time (in any case, not less than 90 days) to consider such shareholder request and to investigate the basis of such claim. The Trustees shall be entitled to retain counsel or other advisers in considering the merits of the request and shall require an undertaking by the shareholder making such request to reimburse the Trust for the expense of any such advisers in the event that the Trustees determine not to bring such action.

THE BOARD, INCLUDING THE INDEPENDENT DIRECTORS, RECOMMENDS THAT YOU VOTE “FOR” PROPOSAL 2

GENERAL INFORMATION

Investment Adviser

First Pacific Advisors, LP, maintains its principal office at 11601 Wilshire Boulevard, Suite 1200, Los Angeles, California 90025. FPA is a Delaware limited partnership that, together with its predecessor organizations, has been in the investment advisory business since 1954 and has served as the Company’s investment adviser since the Company’s inception in 1968. No Independent Director owns, beneficially or of record, interests of the Adviser or any entity under common control with the Adviser.

Co-Administrators

UMB Fund Services, Inc., 235 West Galena Street, Milwaukee, Wisconsin 53212, and Mutual Fund Administration, LLC, 2220 E. Route 66, Suite 226, Glendora, California 91740, serve as the co-administrators to the Fund Complex.

Independent Registered Public Accounting Firm

The Board, including a majority of the Independent Directors, has selected Tait, Weller & Baker LLP (“Tait Weller”), to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024. Tait Weller served as the independent registered public accounting firm for the Company for the fiscal year ended December 31, 2023. Previously, Ernst & Young LLP (“EY”) served as the Company’s independent registered public accounting firm from February 12, 2018, through July 28, 2023. The reports of the financial statements, issued by Tait Weller and EY for the Company for the two most recent fiscal years ended December 31 in which Tait Weller and EY, as applicable, served as the independent registered public accounting firm of the Company, did not contain any adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.

For the past two most recent fiscal years there were no disagreements between the Company and Tait Weller or EY on any matters of accounting principles or practices, financial statement disclosures, auditing scope or procedures, or any other matter which, if not resolved to the satisfaction of Tait Weller or EY, would have caused Tait Weller or EY to make reference to the subject matter of the disagreements in connection with the issuance of Tait Weller’s or EY’s report on the financial statements of such periods. The Company has requested that Tait Weller and EY furnish it with a letter addressed to the SEC stating whether or not it agrees with the above comments.

Representatives of Tait Weller are expected to be present at the Meeting to be available to respond to any appropriate questions from shareholders.

Pre-Approval Policies and Procedures. The Audit Committee is required to pre-approve all audit and permissible non-audit services provided to the Company in order to assure that they do not impair the Tait Weller’s independence from the Company. The pre-approval requirement will extend to all non-audit services provided to the Company, the Adviser and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Company, if the engagement relates directly to the operations and financial reporting of the Company; provided, however, that an engagement of Tait Weller to perform attest services for the Company, the Adviser or its affiliates required by generally accepted auditing standards to complete the examination of the Company’s financial statements (such as an examination conducted in accordance with Statement on Standards for Attestation Engagements Number 16, or a Successor Statement, issued by the American Institute of Certified Public Accountants), will be deemed pre-approved if:

1.	Tait Weller informs the Audit Committee of the engagement,

2.	Tait Weller advises the Audit Committee at least annually that the performance of this engagement will not impair Tait Weller’s independence with respect to the Company, and

3.	the Audit Committee receives a copy of Tait Weller’s report prepared in connection with such services.

The Committee may delegate to one or more Committee members the authority to review and pre-approve audit and permissible non-audit services. Actions taken under any such delegation will be reported to the full Committee at its next meeting. Under the pre-approval policies and procedures, the Audit Committee delegates specific pre-approval authority to the Audit Committee Chairman, provided that the estimated fee for any such proposed pre-approved service does not exceed $25,000 and that any pre-approval decisions are reported to the full Audit Committee at its next scheduled meeting.

Audit Fees. The aggregate fees billed for the last two fiscal years ended December 31 for professional services rendered by Tait Weller (for the year ended December 31, 2023) and EY (for the year ended December 31, 2022) to the Company for the audit of the Company’s annual financial statements or services normally provided by Tait Weller and EY in connection with statutory and regulatory filings or engagements for those fiscal years are set forth below.

Year Ended December 31, 2023	$27,000
Year Ended December 31, 2022	$56,175

Audit-Related Fees. There were no fees billed for the last two fiscal years ended December 31 for assurance and related services rendered by Tait Weller (for the year ended December 31, 2023) or EY (for the year ended December 31, 2022) to the Company that are reasonably related to the performance of the audit of the Company’s financial statements and are not reported under Audit Fees above.

There were no fees billed for the last two fiscal years for assurance and related services rendered by Tait Weller (for the year ended December 31, 2023) or EY (for the year ended December 31, 2022) to the Adviser that are reasonably related to the performance of the audit of the Company’s financial statements that were required to be pre-approved by the Audit Committee.

Tax Fees. The aggregate fees billed for the last two fiscal years ended December 31 for professional services rendered by Tait Weller (for the year ended December 31, 2023) and EY (for the year ended December 31, 2022) to the Company for tax return preparation are set forth below.

Year Ended December 31, 2023	$3,000
Year Ended December 31, 2022	$7,035

There were no fees billed for the last two fiscal years for professional services rendered by Tait Weller or EY to the Adviser for tax compliance, tax advice and tax planning that were required to be pre-approved by the Audit Committee.

All Other Fees. The aggregate fees billed for the last two fiscal years ended December 31 for products and services provided by Tait Weller (for the year ended December 31, 2023) and EY (for the year ended December 31, 2022) to the Company are set forth below:

Year Ended December 31, 2023	$0
Year Ended December 31, 2022	$769

The fees paid to EY for the fiscal year ended December 31, 2022, were for the identification of any passive foreign investment company holdings in the Fund.

There were no fees billed for the last two fiscal years for products and services provided by Tait Weller or EY to the Adviser that were required to be pre-approved by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

OTHER MATTERS

The proxy holders have no present intention of bringing before the Meeting for action any matters other than those specifically referred to in the foregoing, and in connection with or for the purpose of effecting the same, nor has the management of the Company any such intention. Neither the proxy holders nor the management of the Company are aware of any matters which may be presented by others. If any other business shall properly come before the Meeting, the proxy holders intend to vote thereon in accordance with their best judgment.

Submission of Shareholder Proposals

Any shareholder proposal to be considered for inclusion in the Company’s proxy statement and form of proxy for the 2025 annual meeting of shareholders should be received by the President of the Company no later than December 1, 2024. Under the circumstances described in, and upon compliance with, Rule 14a-4(c) under the Securities Exchange Act of 1934, after March 7, 2025, notice of a shareholder proposal is considered untimely and the Company may solicit proxies in connection with the 2025 annual meeting that confer discretionary authority to vote on such shareholder proposals of which the Secretary of the Company does not receive notice by March 7, 2025.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on May 30, 2024: The Company’s proxy statement and annual report for the fiscal year ended December 31, 2023, are available free of charge at: https://vote.proxyonline.com/fpa/docs/sourcecapital2024.pdf.

Security Ownership of Certain Beneficial Owners

Set forth below is information with respect to persons who are registered as beneficial owners of more than 5% of the Company’s voting securities as of April 2, 2024.

Title of Class	Name and Address	Number of Shares	Percentage of Class
Common Stock	CEDE & CO. P.O. Box 20 Bowling Green Station New York, NY 10004	6,612,143.581	81.29%

Legal Proceedings

There are no material pending legal proceedings to which any Nominee, or affiliated person of such Nominee is a party adverse to the Company or any of its affiliated persons or has a material interest adverse to the Company or any of its affiliated persons. In addition, there have been no legal proceedings that are material to an evaluation of the ability or integrity of any Nominee, or executive officer of the Company within the past ten years.

By Order of the Board,

Diane J. Drake

Secretary

April 19, 2024

Please complete, date and sign the enclosed proxy, and return it promptly in the enclosed reply envelope. No postage is required if mailed in the United States. You may also vote your proxy by telephone or over the Internet.

APPENDIX A

FORM OF AGREEMENT AND PLAN OF REORGANIZATION
BETWEEN
SOURCE CAPITAL, INC.
AND
SOURCE CAPITAL

This Agreement and Plan of Reorganization (the “Agreement”) is made as of this [ ] day, of [ ], 2024, by and between Source Capital, a Delaware statutory trust (the “Trust”), and Source Capital, Inc., a Delaware corporation (the “Company”) (the Trust and the Company are hereinafter collectively referred to as the “parties”).

In consideration of the mutual promises contained herein, and intending to be legally bound, the parties hereto agree as follows:

1. PLAN OF REORGANIZATION.

a. Upon satisfaction of the conditions precedent described in Section 3 hereof, the Company will convey, transfer and deliver to the Trust at the closing provided for in Section 2 (hereinafter referred to as the “Closing”) all of the Company’s then-existing assets. In consideration thereof, the Trust agrees at the Closing (i) to assume and pay when due all obligations and liabilities of the Company, existing on or after the Closing Date (as defined in Section 2 hereof) whether absolute, accrued, contingent or otherwise, including all fees and expenses in connection with the Agreement, which fees and expenses shall, in turn, include, without limitation, costs of legal advice, accounting, printing, mailing, proxy solicitation and transfer taxes, if any, such obligations and liabilities of the Company to become the obligations and liabilities of the Trust; and (ii) to deliver, in accordance with paragraph (b) of this Section 1, full and fractional shares of beneficial interest, without par value, of the Trust, equal in number and aggregate net asset value to the number of full and fractional shares of common stock, $1.00 par value per share, of the Company outstanding immediately prior to the Closing Date. The reorganization contemplated hereby is intended to qualify as a reorganization within the meaning of Section 368 of the Internal Revenue Code of 1986, as amended (“Code”). The Company shall distribute to its shareholders the shares of the Trust in accordance with this Agreement and the resolutions of the Board of Directors of the Company (the “Board”) authorizing the transactions contemplated by this Agreement.

b. In order to effect the delivery of shares described in Section 1(a)(ii) hereof, the Trust will establish an open account for each shareholder of the Company and, on the Closing Date, will credit to such account full and fractional shares of beneficial interest, without par value, of the Trust equal to the number of full and fractional shares such shareholder holds in the Company at the close of regular trading on the New York Stock Exchange, Inc. (“NYSE”) on the business day immediately preceding the Closing Date; fractional shares of the Trust will be carried to the fourth decimal place. At the start of regular trading on the NYSE on the Closing Date, the net asset value per share of shares of the Trust shall be deemed to be the same as the net asset value per share of the common stock of the Company at the close of regular trading on the NYSE on the business day immediately preceding the Closing Date. On the Closing Date, each certificate representing full and fractional shares of the Company will be deemed to represent the same number of full and fractional shares of the Trust. Simultaneously with the crediting of the shares of the Trust to the shareholders of record of the Company, the shares of common stock of the Company held by such shareholder shall be cancelled.

c. As soon as practicable after the Closing Date, the Company shall take all necessary steps under the laws of the State of Delaware to effect a complete dissolution of the Company.

d. The expenses of entering into and carrying out the Agreement will be borne by the Company.

2. CLOSING AND CLOSING DATE OF THE REORGANIZATION.

The Closing shall consist of (i) the conveyance, transfer and delivery of the Company’s assets to the Trust, in exchange for the assumption and payment, when due, by the Trust of the Company’s obligations and liabilities; and (ii) the issuance and delivery of the Trust’s shares in accordance with Section 1(b), together with related acts necessary to consummate such transactions. The Closing shall occur either on (a) the business day immediately following the later of the receipt of all necessary regulatory approvals and the final adjournment of the meeting of shareholders of the Company at which this Agreement is considered and approved, or (b) such later date as the parties may mutually agree (the “Closing Date”).

3. CONDITIONS PRECEDENT.

The obligations of the Company and the Trust to effectuate the transactions hereunder shall be subject to the satisfaction of each of the following conditions:

a. Such authority and orders from the U.S. Securities and Exchange Commission (the “Commission”) and state securities commissions and approvals from the NYSE as may be necessary to permit the parties to carry out the transactions contemplated by this Agreement shall have been received;

b. (i) an amendment to the Company’s Notification of Registration on Form N-8A (“Form N-8A”) filed pursuant to Section 8(a) of the Investment Company Act of 1940, as amended (“1940 Act”), containing such amendments to the Form N-8A as are determined by the trustees of the Trust (each, a “Trustee”) to be necessary and appropriate as a result of the transactions contemplated by this Agreement, shall have been filed with the Commission; (ii) the Trust shall have expressly adopted as its own such Form N-8A, as so amended, for purposes of the 1940 Act; (iii) a registration statement on Form 8-A (“8-A Registration Statement”) under the Securities Exchange Act of 1934, as amended, shall have been filed with the Commission and the NYSE by the Trust; (iv) a listing application shall have been filed with the NYSE by the Trust; and (v) the 8-A Registration Statement filed with the Commission relating to the Trust shall have become effective, and no stop-order suspending the effectiveness of the 8-A Registration Statement shall have been issued, and no proceeding for that purpose shall have been initiated or threatened by the Commission (other than any such stop-order, proceeding or threatened proceeding which shall have been withdrawn or terminated);

c. Each party shall have received an opinion of Morgan, Lewis & Bockius LLP (“Morgan Lewis”) substantially to the effect that, assuming the reorganization contemplated hereby is carried out in accordance with this Agreement, the laws of the State of Delaware, and in accordance with customary representations provided by the parties in a certificate(s) delivered to Morgan Lewis, the reorganization contemplated by this Agreement will qualify as a “reorganization” under Section 368 of the Code, and, in general, will not directly cause the recognition of income, gain or loss for federal income tax purposes to the Company, the Trust or the shareholders of the Company or the Trust;

d. The shares of the Trust are eligible for offering to the public in those states of the United States and jurisdictions in which the shares of the Company are currently eligible for offering to the public so as to permit the issuance and delivery by the Trust of the shares contemplated by this Agreement to be consummated;

e. This Agreement and the transactions contemplated hereby shall have been duly adopted and approved by the appropriate action of the Board and the shareholders of the Company;

f. The shareholders of the Company shall have voted to direct the Company to vote, and the Company shall have voted, as sole shareholder of the Trust, to:

i.	Elect as Trustees of the Trust the following individuals: Nominees to serve as Trustees until the 2025 Annual Meeting of Shareholders — Sandra Brown, Robert F. Goldrich, John Zader, J. Richard Atwood and Maureen Quill; and

ii.	Approve a Management Agreement between First Pacific Advisors, LP (“FPA”) and the Trust, which is substantially identical to the then-current Management Agreement between FPA and the Company.

g. The Trustees of the Trust shall have duly adopted and approved this Agreement and the transactions contemplated hereby and shall have taken the following actions:

i.	Approval of the Management Agreement described in paragraph (f)(ii) of this Section 3 hereof for the Trust;

ii.	Approval of the assignment of the following agreements or the approval of substantially identical agreements:

(1) Co-Administration Agreement, by and among the Company, UMB Fund Services, Inc. and Mutual Fund Administration, LCC, dated July 28, 2028.

(2) Fund Accounting Agreement between the Company and UMB Fund Services, Inc. dated July 28, 2023.

(3) Custody Agreement, by and between the Company and UMB Bank, n.a., dated July 28, 2023.

iii.	Selection of Tait, Weller & Baker, LLP as the Trust’s independent auditors for the fiscal year ending December 31, 2024;

iv.	Authorization of the issuance by the Trust, prior to the Closing Date, of one share of beneficial interest of the Trust to the Company in consideration for the payment of $1.00 for the purpose of enabling the Company to vote on the matters referred to in paragraph (f) of this Section 3 hereof, provided that such share of beneficial interest shall be redeemed for $1.00 at or prior to the Closing;

v.	Submission of the matters referred to in paragraph (f) of this Section 3 to the Company as sole shareholder of the Trust; and

vi.	Authorization of the issuance and delivery by the Trust of its shares on the Closing Date and the assumption by the Trust of the obligations and liabilities of the Company in exchange for the assets of the Company pursuant to the terms and provisions of this Agreement.

h. At any time prior to the Closing, any of the foregoing conditions may be waived or amended, or any additional terms and conditions may be fixed, by the Board if, in the judgment of such Board, such waiver, amendment, term or condition will not affect in a materially adverse way the benefits intended to be accorded the shareholders of the Company under this Agreement.

4. DISSOLUTION OF THE COMPANY.

Promptly following the Closing, the officers of the Company shall take all steps necessary under the laws of the State of Delaware to dissolve its corporate status, including publication of any necessary notices to creditors, receipt of any necessary pre-dissolution clearances from the State of Delaware, and filing for record with the State of Delaware a Certificate of Dissolution.

5. TERMINATION.

The Board may terminate this Agreement and abandon the reorganization contemplated hereby, notwithstanding approval thereof by the shareholders of the Company, at any time prior to the Closing Date if, in the judgment of such Board, the facts and circumstances make proceeding with this Agreement inadvisable.

6. ENTIRE AGREEMENT.

This Agreement embodies the entire agreement between the parties hereto and there are no agreements, understandings, restrictions or warranties among the parties hereto other than those set forth herein or herein provided for.

7. FURTHER ASSURANCES.

The Company and the Trust shall take such further action as may be necessary or desirable and proper to consummate the transactions contemplated hereby.

8. COUNTERPARTS.

This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument.

9. GOVERNING LAW.

This Agreement and the transactions contemplated hereby shall be governed by and construed and enforced in accordance with the laws of the State of Delaware.

[Signatures on the following page]

IN WITNESS WHEREOF, the Trust and the Company have each caused this Agreement and Plan of Reorganization to be executed on its behalf by its President or a Vice President and attested by its Secretary or an Assistant Secretary, all as of the day and year first-above written.

SOURCE CAPITAL, INC.
(a Delaware corporation)

By:

Name:

Title:

Attest:

By:

Name:

Title:

SOURCE CAPITAL (a Delaware statutory trust)

By:

Name:

Title:

Attest:

By:

Name:

Title:

APPENDIX B

FORM OF AGREEMENT AND DECLARATION OF TRUST

OF SOURCE CAPITAL

DATED [ ], 2024

THIS AGREEMENT AND DECLARATION OF TRUST is made as of the [ ] day of [ ], 2024, by the Trustee hereunder, and by the holders of shares of beneficial interest issued hereunder as hereinafter provided.

WHEREAS, this Trust has been formed to carry on business as set forth more particularly hereinafter;

WHEREAS, this Trust is authorized to issue an unlimited number of its shares of beneficial interest all in accordance with the provisions hereinafter set forth;

WHEREAS, the trustees have agreed to manage all property coming into the hands of the Trust as Trustees of a Delaware statutory trust in accordance with the provisions hereinafter set forth; and

WHEREAS, the Trustees intend that the Trust created by this Declaration and the Certificate of Trust filed with the Secretary of State of the State of Delaware on [ ], 2024, shall constitute a statutory trust under the Delaware Statutory Trust Act and that this Declaration shall constitute the governing instrument of such statutory trust; NOW, THEREFORE, the Trustees hereby declare that they will hold all cash, securities, and other assets which they may from time to time acquire in any manner as Trustees hereunder in Trust to manage and dispose of the same upon the following terms and conditions for the benefit of the holders from time to time of shares of beneficial interest in this Trust as hereinafter set forth.

ARTICLE 1

THE TRUST

Section 1.1      Name. The name of the Trust shall be:

SOURCE CAPITAL

and so far as may be practicable, the Trustees shall conduct the Trust’s activities, execute all documents and sue or be sued under that name, which name (and the word “Trust” wherever used in this Agreement and Declaration of Trust, except where the context otherwise requires) shall refer to the Trustees in their capacity as Trustees, and not individually or personally, and shall not refer to the officers, agents or employees of the Trust or of such Trustees, or to the holders of the Shares of the Trust or any Series. If the Trustees determine that the use of such name is not practicable, legal or convenient at any time or in any jurisdiction, the Trustees may use such other designation, or they may adopt such other name for the Trust as they deem proper, and the Trust may hold property and conduct its activities under such designation or name.

Section 1.2      Location. The Trust shall maintain a registered office in the State of Delaware and may have such other offices or places of business as the Trustees may from time to time determine to be necessary or expedient.

Section 1.3      Nature of Trust. The Trust shall be a trust with transferable shares under the laws of the State of Delaware, of the type defined in Title 12, Chapter 38, Section 3801 of the Delaware Code as a statutory trust. The Trust is not intended to be, shall not be deemed to be, and shall not be treated as, a general partnership, limited partnership, joint venture, corporation or joint stock company. The Shareholders shall be beneficiaries and their relationship to the Trustees shall be solely in that capacity in accordance with the rights conferred upon them hereunder.

Section 1.4      Definitions. As used in this Agreement and Declaration of Trust, the following terms shall have the meanings set forth below unless the context thereof otherwise requires:

“1940 Act” shall mean the provisions of the Investment Company Act of 1940 and the rules and regulations thereunder, both as amended from time to time, and any order or orders thereunder which may from time to time be applicable to the Trust.

“Accounting Agent” shall have the meaning designated in Section 5.2(g) hereof.

“Administrator” shall have the meaning designated in Section 5.2(b) hereof.

“Affiliated Person” shall have the meaning assigned to it in the 1940 Act. “By-Laws” shall mean the By-Laws of the Trust, as amended from time to time.

“Certificate of Designation” shall have the meaning designated in Section 6.1(b) hereof.

“Certificate of Termination” shall have the meaning designated in Section 6.1(b) hereof.

“Class” or “Classes” shall mean, with respect to any Series, any unissued Shares of such Series with respect to which the Trustees shall from time to time fix and determine any special provisions relating to sales charges, any rights of redemption and the price, terms and manner of redemption, special and relative rights as to dividends and other distributions and on liquidation, sinking or purchase fund provisions, conversion rights, and conditions under which the Shareholders of such Class shall have separate voting rights or no voting rights.

“Commission” shall have the meaning assigned to it in the 1940 Act.

“Committee” shall mean any committee of one or more Trustees established by the Trustees.

“Contracting Party” shall have the meaning designated in the preamble to Section 5.2 hereof.

“Conversion Date” shall mean, with respect to Shares of any Class that are convertible automatically into Shares of any other Class of a Series, the date fixed by the Trustees for such conversion.

“Covered Person” shall have the meaning designated in Section 8.5 hereof.

“Custodian” shall have the meaning designated in Section 5.2(d) hereof

“Declaration” and “Declaration of Trust” shall mean this Agreement and Declaration of Trust and all amendments or modifications thereof as from time to time in effect. This Agreement and Declaration of Trust is the “governing instrument” of the Trust within the meaning of the laws of the State of Delaware with respect to Delaware statutory trusts. References in this Agreement and Declaration of Trust to “hereof”, “herein” and “hereunder” shall be deemed to refer to the Declaration of Trust generally, and shall not be limited to the particular text, Article or Section in which such words appear.

“Disabling Conduct” shall have the meaning designated in Section 8.5 hereof.

“Distributor” shall have the meaning designated in Section 5.2(c) hereof.

“Dividend Disbursing Agent” shall have the meaning designated in Section 5.2(e) hereof.

“Fiduciary Covered Person” shall have the meaning designated in Section 8.3 hereof.

“Fundamental Policies” shall mean the investment policies and restrictions as set forth from time to time in any Prospectus, or contained in any registration statement of the Trust filed with the Commission or as otherwise adopted by the Trustees and the Shareholders in accordance with the 1940 Act and designated as fundamental policies therein as they may be amended from time to time in accordance with the requirements of the 1940 Act.

“General Items” shall have the meaning defined in Section 6.1(e) hereof. “Investment Adviser” shall have the meaning defined in Section 5.2(a) hereof.

“Majority of the Trustees” shall mean a majority of the Trustees in office at the time in question. At any time at which there shall be only one (1) Trustee in office, such term shall mean such Trustee.

“Majority Shareholder Vote” as used with respect to (a) the election of any Trustee at a meeting of Shareholders, shall mean the vote for the election of such Trustee of a plurality of all outstanding votes of the Trust, without regard to Series, as set forth in Section 7.2, represented in person or by proxy, provided that a quorum (as determined in accordance with this Declaration of Trust) is present, and (b) any other action required or permitted to be taken by Shareholders, shall mean the vote for such action of the holders of that majority of all outstanding Shares (or, where a separate vote of Shares of any particular Series is to be taken, the affirmative vote of that majority of the outstanding Shares of that Series) of the Trust which consists of: (i) a majority of all Shares (or of Shares of the particular Series) represented in person or by proxy and entitled to vote on such action at the meeting of Shareholders at which such action is to be taken, provided that a quorum (as determined in accordance with this Declaration of Trust) is present; or (ii) if such action is to be taken by written consent of Shareholders, a majority of all Shares (or of Shares of the particular Series) issued and outstanding and entitled to vote on such action; provided that (iii) as used with respect to any action requiring the affirmative vote of “a majority of the outstanding voting securities,” as the quoted phrase is defined in the 1940 Act, of the Trust or of any Series, “Majority Shareholder Vote” means the vote for such action at a meeting of Shareholders of the smallest majority of all outstanding Shares of the Trust (or of Shares of the particular Series) entitled to vote on such action which satisfies such 1940 Act voting requirement.

“Person” shall mean and include individuals, as well as corporations, limited partnerships, general partnerships, limited liability companies, joint stock companies, joint ventures, associations, banks, trust companies, land trusts, statutory trusts or other organizations established under the laws of any jurisdiction, whether or not considered to be legal entities, and governments and agencies and political subdivisions thereof.

“Principal Underwriter” shall have the meaning designated in Section 5.2(c) hereof.

“Prospectus,” as used with respect to the Trust (or the Shares of a particular Series), shall mean the prospectus relating to the Trust (or such Series) which constitutes part of the currently effective registration statement of the Trust under the Securities Act, as such prospectus may be amended or supplemented from time to time.

“Securities” shall have the same meaning ascribed to that term in the Securities Act.

“Securities Act” shall mean the provisions of the Securities Act of 1933 and the rules and regulations thereunder both as amended from time to time, and any order or orders thereunder which may from time to time be applicable to the Trust.

“Series” shall mean one or more of the series of Shares authorized by the Trustees to represent the beneficial interest in one or more separate components of the assets of the Trust which are now or hereafter established and designated under or in accordance with the provisions of Article 6 hereof.

“Shareholder” shall mean as of any particular time any Person shown of record at such time on the books of the Trust as a holder of outstanding Shares of any Series, and shall include a pledgee into whose name any such Shares are transferred in pledge.

“Shareholder Servicing Agent” shall have the meaning designated in Section 5.2(f) hereof.

“Shares” shall mean the units into which the beneficial interest in the Trust and each Series of the Trust (as the context may require) shall be divided from time to time, and includes fractions of Shares as well as whole Shares. All references herein to “Shares” which are not accompanied by a reference to any particular Series or Class shall be deemed to apply to outstanding Shares without regard to Series or Class.

“Single Class Voting,” as used with respect to any matter to be acted upon at a meeting or by written consent of Shareholders, shall mean a style of voting in which each holder of one or more Shares shall be entitled to one vote on the matter in question for each Share standing in his name on the records of the Trust, irrespective of Series or Class of a Series, and all outstanding Shares of all Series vote as a single class.

“Statement of Additional Information,” as used with respect to the Trust (or any Series), shall mean the statement of additional information relating to the Trust (or such Series) which constitutes part of the currently effective registration statement of the Trust under the Securities Act, as such statement of additional information may be amended or supplemented from time to time.

“Transfer Agent” shall have the meaning defined in Section 5.2(e) hereof.

“Trust” shall mean the trust named in Section 1.1 hereof.

“Trust Property” shall mean, as of any particular time, any and all property which shall have been transferred, conveyed or paid to the Trust or the Trustees, and all interest, dividends, income, earnings, profits and gains therefrom, and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation thereof, and any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be, and which at such time is owned or held by, or for the account of, the Trust or the Trustees, without regard to the Series to which such property is allocated.

“Trustees” shall mean, collectively, the initial Trustees, so long as they shall continue in office, and all other individuals who at the time in question have been duly elected or appointed as Trustees of the Trust in accordance with the provisions hereof and who have qualified and are then in office. At any time at which there shall be only one (1) Trustee in office, such term shall mean such single Trustee.

Section 1.5      Real Property to be Converted into Personal Property. Notwithstanding any other provision hereof, any real property at any time forming part of the Trust Property shall be held in trust for sale and conversion into personal property at such time or times and in such manner and upon such terms as the Trustees shall approve, but the Trustees shall have power until the termination of this Trust to postpone such conversion as long as they in their uncontrolled discretion shall think fit, and for the purpose of determining the nature of the interest of the Shareholders therein, all such real property shall at all times be considered as personal property.

ARTICLE 2

PURPOSE OF THE TRUST

The purpose of the Trust shall be to (a) manage, conduct, operate and carry on the business of a management investment company registered under the 1940 Act; and (b) subscribe for, invest in, reinvest in, purchase or otherwise acquire, hold, pledge, sell, assign, transfer, exchange, distribute or otherwise deal in or dispose of any and all sorts of property, tangible or intangible, including but not limited to Securities of any type whatsoever, whether equity or nonequity, of any issuer, evidences of indebtedness of any person and any other rights, interest, instruments or property of any sort to exercise any and all rights, powers and privileges of ownership or interest with respect to any and all such investment of every kind and description, including without limitation, the right to consent and otherwise act with respect thereto, with power to designate one or more Persons to exercise any of said rights, powers and privileges with respect to any of said investments. The Trustees shall not be limited by any law limiting the investments which may be made by fiduciaries. Not limited by the foregoing, the Trust shall have and may exercise all of the powers conferred by the laws of the State of Delaware concerning statutory trusts.

ARTICLE 3

POWERS OF THE TRUSTEES

Section 3.1      Powers in General. The Trustees shall have, without other or further authorization, full, entire, exclusive and absolute power, control and authority over, and management of, the business of the Trust and over the Trust Property, to the same extent as if the Trustees were the sole owners of the business and property of the Trust in their own right, and with such powers of delegation as may be permitted by this Declaration, subject only to such limitations as may be expressly imposed by this Declaration of Trust or by applicable law. The enumeration of any specific power or authority herein shall not be construed as limiting the aforesaid power or authority or any specific power or authority. Without limiting the foregoing, they may select, and from time to time change, the fiscal year of the Trust; they may adopt and use a seal for the Trust, provided that unless otherwise required by the Trustees, it shall not be necessary to place the seal upon, and its absence shall not impair the validity of, any document, instrument or other paper executed and delivered by or on behalf of the Trust; they may from time to time in accordance with the provisions of Section 6.1 hereof establish one or more Series to which they may allocate such of the Trust Property, subject to such liabilities, as they shall deem appropriate, each such Series to be operated by the Trustees as a separate and distinct investment medium and with separately defined investment objectives and policies, all as established by the Trustees, or from time to time changed by them; they may establish Classes of Series having relative rights, powers and duties as they may provide consistent with applicable law; they may interpret the investment objectives, policies, practices or limitations of the Trust and/or any Series; they may make distributions of income and capital gains to Shareholders in the manner herein provided; they may as they consider appropriate elect and remove officers and appoint and terminate agents and consultants and hire and terminate employees, any one or more of the foregoing of whom may be a Trustee; they may appoint from their own number, and terminate, any one or more Committees, including without implied limitation an Executive Committee, which may, when the Trustees are not in session and subject to the 1940 Act, exercise some or all of the power and authority of the Trustees as the Trustees may determine; in accordance with Section 5.2 they may employ one or more Investment Advisers, Administrators and Custodians and may authorize any such service provider to employ one or more other service providers and to deposit all or any part of such assets in a system or systems for the central handling of Securities; retain Transfer Agents, Dividend Disbursing Agents, Accounting Agents or Shareholder Servicing Agents or any of the foregoing; provide for the distribution of Shares by the Trust through one or more Distributors, Principal Underwriters or otherwise; set record dates or times (or delegate the power to do so) for the determination of Shareholders entitled to participate in, benefit from or act with respect to various matters; and in general they may delegate to any officer of the Trust, to any Committee of the Trustees and to any employee, Investment Adviser, Administrator, Distributor, Custodian, Transfer Agent, Dividend Disbursing Agent, Accounting Agent or any other agent or consultant or independent contractor of the Trust, such authority, powers, functions and duties as they consider desirable or appropriate for the conduct of the business and affairs of the Trust (which delegation may include the power to sub-delegate), including without implied limitation the power and authority to act in the name of the Trust and of the Trustees, to sign documents and to act as attorney-in-fact for the Trustees. Without limiting the foregoing and to the extent not inconsistent with the Fundamental Policies in effect from time to time with respect to the Trust, 1940 Act or other applicable law, the Trustees shall have power and authority:

(a) Investments. (i) To invest and reinvest cash, to hold cash uninvested, and to subscribe for, invest in, reinvest in, purchase or otherwise acquire, own, hold, pledge, sell, assign, transfer, exchange, distribute, write options on, lend or otherwise deal in or dispose of contracts for the future acquisition of delivery of any and all sorts of property, tangible or intangible, including but not limited to Securities of any type whatsoever, whether equity or nonequity, of any issuer, evidences of indebtedness of any person and any other rights, interest, instruments or property of any sort, including without limitation futures contracts and options on such contracts, issued, created, guaranteed, or sponsored by any and all Persons, including the United States of America, any foreign government, and all states, territories, and possessions of the United States of America or any foreign government and any political subdivision, agency, or instrumentality thereof, or by any bank or savings institution, or by any corporation or organization organized under the laws of the United States or of any state, territory, or possession thereof, or by any corporation or organization organized under any foreign law, or in “when issued” contracts for any such securities, to change the investments of the assets of the Trust, and to exercise any and all rights, powers and privileges of ownership or interest with respect to any and all such investments of every kind and description, including without limitation the right to consent and otherwise act with respect thereto, with power to designate one or more Persons to exercise any of said rights, powers and privileges with respect to any of said investments, in every case without being limited by any law limiting the investments which may be made by fiduciaries; (ii) to enter into contracts of any kind and description, including swaps and other types of derivative contracts; and (iii) to purchase, sell and hold currencies and enter into contracts for the future purchase or sale of currencies, including but not limited to forward foreign currency exchange contracts;

(b) Disposition of Assets. Upon such terms and conditions as they deem best, to lend, sell, exchange, mortgage, pledge, hypothecate, grant security interests in, encumber, negotiate, convey, transfer or otherwise dispose of, and to trade in, any and all of the Trust Property, free and clear of all encumbrances, for cash or on terms, with or without advertisement, and on such terms as to payment, security or otherwise, all as they shall deem necessary or expedient;

(c) Ownership Powers. To vote or give assent, or exercise any and all other rights, powers and privileges of ownership with respect to, and to perform any and all duties and obligations as owners of, any Securities or other property forming part of the Trust Property, the same as any individual might do; to exercise powers and rights of subscription or otherwise which in any manner arise out of ownership of Securities, and to receive powers of attorney from, and to execute and deliver proxies or powers of attorney to, such Person or Persons as the Trustees shall deem proper, receiving from or granting to such Person or Persons such power and discretion with relation to Securities or other property of the Trust, all as the Trustees shall deem proper;

(d) Form of Holding. To hold any Security or other property in a form not indicating any trust, whether in bearer, book entry, unregistered or other negotiable form, or in the name of the Trustees or of the Trust, or of the Series to which such Securities or property belong, or in the name of a Custodian, sub-custodian or other nominee or nominees, or otherwise, upon such terms, in such manner or with such powers, as the Trustees may determine, and with or without indicating any trust or the interest of the Trustees therein;

(e) Reorganizations, etc. To consent to or participate in any plan for the reorganization, consolidation or merger of any corporation or issuer, any Security or debt instrument of which is or was held in the Trust or any Series; to consent to any contract, lease, mortgage, purchase or sale of property by such corporation or issuer, and to pay calls or subscriptions with respect to any Security or debt instrument forming part of the Trust Property;

(f) Voting Trusts, etc. To join with other holders of any Securities in acting through a committee, depository, voting trustee or otherwise, and in that connection to deposit any Security or debt instrument with, or transfer any Security or debt instrument to, any such committee, depository or trustee, and to delegate to them such power and authority with relation to any Security or debt instrument (whether or not so deposited or transferred) as the Trustees shall deem proper, and to agree to pay, and to pay, such portion of the expenses and compensation of such committee, depository or trustee as the Trustees shall deem proper;

(g) Contracts, etc. To enter into, make and perform all such obligations, contracts, agreements and undertakings of every kind and description, with any Person or Persons, as the Trustees shall in their discretion deem expedient in the conduct of the business of the Trust, for such terms as they shall see fit, whether or not extending beyond the term of office of the Trustees, or beyond the possible expiration of the Trust; to amend, extend, release or cancel any such obligations, contracts, agreements or understandings; and to execute, acknowledge, deliver and record all written instruments which they may deem necessary or expedient in the exercise of their powers;

(h) Guarantees, etc. To endorse or guarantee the payment of any notes or other obligations of any Person; to make contracts of guaranty or suretyship, or otherwise assume liability for payment thereof; and to mortgage and pledge the Trust Property or any part hereof to secure any of or all such obligations;

(i) Partnerships, etc. To enter into joint ventures, general or limited partnerships and any other combinations or associations;

(j) Insurance. To purchase and pay for entirely out of Trust Property such insurance as they may deem necessary or appropriate for the conduct of the business of the Trust, including, without limitation, insurance policies insuring the assets of the Trust and payment of distributions and principal on its portfolio investments, and insurance policies insuring the Shareholders, Trustees, officers, employees, agents, consultants, Investment Advisers, managers, Administrators, Distributors, Principal Underwriters, Custodians, Accounting Agents, or other independent contractors, or any thereof (or any Person connected therewith), of the Trust, individually, against all claims and liabilities of every nature arising by reason of holding, being or having held any such office or position, or by reason of any action alleged to have been taken or omitted by any such Person in any such capacity, including any action taken or omitted that may be determined to constitute negligence, whether or not the Trust would have the power to indemnify such Person against such liability;

(k) Pensions, etc. To pay pensions for faithful service, as deemed appropriate by the Trustees, and to adopt, establish and carry out pension, profit sharing, share bonus, share purchase, savings, thrift, deferred compensation and other retirement, incentive and benefit plans, trusts and provisions, including the purchasing of life insurance and annuity contracts as a means of providing such retirement and other benefits, for any or all of the Trustees, officers, employees and agents of the Trust;

(l) Power of Collection and Litigation. To collect, sue for and receive all sums of money coming due to the Trust, to employ counsel, and to commence, engage in, prosecute, intervene in, join, defend, compound, compromise, adjust or abandon, in arbitration or otherwise, in the name of the Trust, any and all actions, suits, proceedings, disputes, claims, controversies, demands or other litigation or legal proceedings relating to the Trust, the business of the Trust, the Trust Property, or the Trustees, officers, employees, agents and other independent contractors of the Trust, in their capacity as such, at law or in equity, or before any other bodies or tribunals, and to compromise, arbitrate or otherwise adjust any dispute to which the Trust may be a party, whether or not any suit is commenced or any claim shall have been made or asserted; and out of the assets of the Trust or the applicable Series or Class thereof to pay or to satisfy any debts, claims or expenses incurred in connection therewith, including those of litigation; and such power shall include without limitation the power of the Trustees or any appropriate committee thereof, in the exercise of their or its good faith business judgment, to dismiss any action, suit, proceeding, dispute, claim or demand, derivative or otherwise, brought by any Person, including a Shareholder in its own name or the name of the Trust, whether or not the Trust or any of the Trustees may be named individually therein or the subject matter arises by reason of business for or on behalf of the Trust;

(m) Issuance and Repurchase of Shares. To authorize, issue, sell, repurchase, redeem, retire, cancel, acquire, hold, resell, reissue, dispose of, exchange, transfer, and otherwise deal in Shares of any Series, and, subject to Article 6 hereof, to apply to any such repurchase, redemption, retirement, cancellation or acquisition of Shares of any Series, any of the assets belonging to the Series to which such Shares relate, whether constituting capital or surplus or otherwise, to the full extent now or hereafter permitted by applicable law; provided that any Shares belonging to the Trust shall not be voted, directly or indirectly;

(n) Offices. To have one or more offices, and to carry on all or any of the operations and business of the Trust, in any of the States, Districts or Territories of the United States, and in any and all foreign countries, subject to the laws of such State, District, Territory or country;

(o) Expenses. To pay or cause to be paid out of the principal or income of the Trust, or partly out of the principal and partly out of income, as they deem fair, all expenses, fees, charges, taxes and liabilities incurred or arising in connection with the Trust, or in connection with the management thereof, including, but not limited to, the Trustees’ compensation, and such expenses and charges for the services of the Trust’s officers, employees, Investment Advisers, Principal Underwriter, independent registered public accounting firm, counsel, Custodian, Transfer Agent, Shareholder Servicing Agent, and other agents or independent contractors and such other expenses and charges as the Trustees may deem necessary or proper to incur, which expenses, fees, charges, taxes and liabilities shall be allocated in accordance with the terms of this Declaration of Trust;

(p) Agents, etc. To retain and employ any and all such servants, agents, employees, attorneys, brokers, Investment Advisers, accountants, architects, engineers, builders, escrow agents, depositories, consultants, ancillary trustees, custodians, agents for collection, insurers, banks and officers, as they think best for the business of the Trust or any Series, to supervise and direct the acts of any of the same, and to fix and pay their compensation and define their duties;

(q) Accounts. To determine, and from time to time change, the method or form in which the accounts of the Trust or any Series shall be kept;

(r) Valuation. Subject to the requirements of the 1940 Act, to determine from time to time the value of all or any part of the Trust Property and of any services, assets, Securities, property or other consideration to be furnished to or acquired by the Trust, and from time to time to revalue all or any part of the Trust Property in accordance with such appraisals or other information as is, in the Trustees’ sole judgment, necessary and satisfactory;

(s) Indemnification. In addition to the mandatory indemnification provided for in Article 8 hereof and to the extent permitted by law, to indemnify or enter into agreements with respect to indemnification with any Person with whom this Trust has dealings, including, without limitation, any independent contractor, to such extent as the Trustees shall determine;

(t)  Minimum Investments.  To establish, from time to time, a minimum investment for Shareholders in the Trust or in one or more Series or Classes, and to require the redemption of the Shares of any Shareholders whose investment is less than such minimum in accordance with Section 6.1(k) hereof;

(u) Charges. To cause each Shareholder, or each Shareholder of any particular Series or Class, to pay directly, in advance or arrears, for charges of the Trust’s Custodian, Transfer Agent, Shareholder Servicing Agent or similar agent, an amount fixed from time to time by the Trustees, by setting off such charges due from such Shareholder from declared but unpaid dividends owed such Shareholder and/or by reducing the number of Shares in the account of such Shareholder by that number of full and/or fractional Shares which represents the outstanding amount of such charges due from such Shareholder;

(v) Committees. To establish one or more committees, to delegate any powers of the Trustees to such committees and to adopt a committee charter providing for such responsibilities, membership (including Trustees, officers or other agents of the Trust) and other characteristics of such committees as the Trustees may deem proper. Notwithstanding the provisions of this Article 3, and in addition to such provisions or any other provision of this Declaration of Trust or of the By-laws, the Trustees may by resolution appoint a committee consisting of fewer than the whole number of the Trustees then in office, which committee may be empowered to act for and bind the Trustees and the Trust, as if the acts of such committee were the acts of all the Trustees then in office, with respect to any matter including the institution, prosecution, dismissal, settlement, review or investigation of any action, suit or proceeding that may be pending or threatened to be brought before any court, administrative agency or other adjudicatory body;

(w) Registered Office. To establish a registered office and have a registered agent in the State of Delaware;

(x)  Other Investment Companies. To invest part or all of the Trust Property (or part or all of the assets of any Series), or to dispose of part or all of the Trust Property (or part or all of the assets of any Series) and invest the proceeds of such disposition, in interests issued by one or more other investment companies or pooled portfolios, each of which may (but need not) be a trust (formed under the laws of any state or jurisdiction) which is classified as a partnership for federal income tax purposes, including investment by means of transfer of part or all of the Trust Property in exchange for an interest or interests in such one or more investment companies or pooled portfolios, all without any requirement of approval by Shareholders;

(y) Broker-Dealers, etc. To select or to authorize one or more persons to select brokers, dealers, futures commission merchants, banks or any agents or other entities, as appropriate, with which to effect transactions in securities and other instruments or investments; and

(z) General. Subject to the Fundamental Policies in effect from time to time with respect to the Trust, to do all such other acts and things and to conduct, operate, carry on and engage in such other lawful businesses or business activities as they shall in their sole and absolute discretion consider to be incidental to the business of the Trust or any Series as an investment company, and to exercise all powers which they shall in their discretion consider necessary, useful or appropriate to carry on the business of the Trust or any Series, to promote any of the purposes for which the Trust is formed, whether or not such things are specifically mentioned herein, in order to protect or promote the interests of the Trust or any Series, or otherwise to carry out the provisions of this Declaration.

Section 3.2.      Borrowings; Financings; Issuance of Securities. The Trustees have power, subject to the Fundamental Policies in effect from time to time with respect to the Trust, to borrow or in any other manner raise such sum or sums of money, and to incur such other indebtedness for goods or services, or for or in connection with the purchase or other acquisition of property, as they shall deem advisable for the purposes of the Trust, in any manner and on any terms, and to evidence the same by negotiable or nonnegotiable Securities which may mature at any time or times, even beyond the possible date of termination of the Trust; to secure borrowings by mortgaging, pledging or otherwise subjecting as security the Trust Property; to endorse, guarantee, or undertake the performance of an obligation, liability or engagement of any Person and to lend or pledge Trust Property or any part thereof to secure any or all of such obligations; to issue Securities of any type for such cash, property, services or other considerations, and at such time or times and upon such terms, as they may deem advisable; and to reacquire any such Securities. Any such Securities of the Trust may, at the discretion of the Trustees, be made convertible into Shares of any Series, or may evidence the right to purchase, subscribe for or otherwise acquire Shares of any Series, at such times and on such terms as the Trustees may prescribe.

Section 3.3.      Deposits. Subject to the requirements of the 1940 Act, the Trustees shall have power to deposit any moneys or Securities included in the Trust Property with any one or more banks, trust companies or other banking institutions, whether or not such deposits will draw interest. Such deposits are to be subject to withdrawal in such manner as the Trustees may determine, and the Trustees shall have no responsibility for any loss which may occur by reason of the failure of the bank, trust company or other banking institution with which any such moneys or Securities have been deposited, except as provided in Section 8.2 hereof.

Section 3.4.      Allocations. The Trustees shall have power to determine whether moneys or other assets received by the Trust shall be charged or credited to income or capital, or allocated between income and capital, including the power to amortize or fail to amortize any part or all of any premium or discount, to treat any part or all of the profit resulting from the maturity or sale of any asset, whether purchased at a premium or at a discount, as income or capital, or to apportion the same between income and capital, to apportion the sale price of any asset between income and capital, and to determine in what manner any expenses or disbursements are to be borne as between income and capital, whether or not in the absence of the power and authority conferred by this Section 3.4 such assets would be regarded as income or as capital or such expense or disbursement would be charged to income or to capital; to treat any dividend or other distribution on any investment as income or capital, or to apportion the same between income and capital; to provide or fail to provide reserves, including reserves for depreciation, amortization or obsolescence with respect to any Trust Property in such amounts and by such methods as they shall determine; to allocate less than all of the consideration paid for Shares of any Series to surplus with respect to the Series to which such Shares relate and to allocate the balance thereof to paid-in capital of that Series, and to reallocate such amounts from time to time; all as the Trustees may reasonably deem proper.

Section 3.5.      Further Powers; Limitations. The Trustees shall have power to do all such other matters and things within or without the State of Delaware, in any and all states of the United States of America, in the District of Columbia, in any foreign countries, and in any and all commonwealths and territories, dependencies, colonies, possessions, agencies or instrumentalities of the United States of America and of foreign countries, and to execute all such instruments, as they deem necessary, proper or desirable in order to carry out, promote or advance the interests of the Trust, although such matters or things are not herein specifically mentioned. Any determination as to what is in the interests of the Trust made by the Trustees in good faith shall be conclusive. In construing the provisions of this Declaration of Trust, the presumption shall be in favor of a grant of power to the Trustees. The Trustees shall not be required to obtain any court order to deal with the Trust Property. The Trustees may limit their right to exercise any of their powers through express restrictive provisions in the instruments evidencing or providing the terms for any Securities of the Trust or in other contractual instruments adopted on behalf of the Trust.

ARTICLE 4

TRUSTEES AND OFFICERS

Section 4.1.      Number Designation, Election, Term, etc.

(a) Initial Trustees. Upon their execution of this Declaration of Trust or a counterpart hereof or some other writing in which they accept such Trusteeship and agree to the provisions hereof, the individuals whose signatures are affixed hereto as initial Trustees shall become the initial Trustees hereof. Prior to a public offering of Shares there may be a sole Trustee.

(b) Number. The Trustees serving as such, whether named above or hereafter becoming Trustees, may increase (to not more than nine (9)) or decrease (to not less than five (5)) the number of Trustees determined by a Majority of the Trustees (or by an officer of the Trust pursuant to the vote of a Majority of the Trustees). No decrease in the number of Trustees shall have the effect of removing any Trustee from office prior to the expiration of his term, but the number of Trustees may be decreased in conjunction with the removal of a Trustee pursuant to subsection (e) of this Section 4.1.

(c) Election and Term. The Trustees shall be elected by the Shareholders of the Trust at each meeting of the Shareholders called for such purpose and each Trustee shall hold office until their successor is elected and qualified. Subject to Section 16(a) of the 1940 Act and to the preceding sentence of this subsection (c), the Trustees shall have the power to set and alter the terms of office of the Trustees, and at any time to lengthen or shorten their own terms or make their terms of unlimited duration, to elect their own successors and, pursuant to subsection (f) of this Section 4.1, to appoint Trustees to fill vacancies; provided that Trustees shall be elected by a Majority Shareholder Vote at any such time or times as the Trustees shall determine that such action is required under Section 16(a) of the 1940 Act or, if not so required, that such action is advisable; and further provided that, after the initial election of Trustees by the Shareholders, the term of office of any incumbent Trustee shall continue until the termination of this Trust or his earlier death, resignation, retirement, bankruptcy, adjudicated incompetency or other incapacity or removal, or if not so terminated, until the election of such Trustee’s successor in office has become effective.

(d) Resignation and Retirement. Any Trustee may resign his trust or retire as a Trustee, by a written instrument signed by him and delivered to the other Trustees or to of the Chairman, President or Secretary the Trust, and such resignation or retirement shall take effect upon such delivery or upon such later date as is specified in such instrument.

(e) Removal. Any Trustee may be removed with or without cause at any time: (i) by written instrument, signed by at least two thirds (2/3) of the number of Trustees prior to such removal, specifying the date upon which such removal shall become effective; or (ii) by vote of Shareholders holding not less than two thirds (2/3) of the Shares of each Series then outstanding, cast in person or by proxy at any meeting called for the purpose; or (iii) by a written declaration signed by Shareholders holding not less than two thirds (2/3) of the Shares of each Series then outstanding. Upon incapacity or death of any Trustee, his legal representative shall execute and deliver on his behalf such documents as the remaining Trustees shall require in order to effect the purpose of this Subsection.

(f) Vacancies. Any vacancy or anticipated vacancy resulting from any reason, including an increase in the number of Trustees, may (but need not unless required by the 1940 Act) be filled by a Majority of the Trustees, subject to the provisions of Section 16(a) of the 1940 Act, through the appointment of such other individual as such remaining Trustees in their discretion shall determine; provided that if there shall be no Trustees in office, such vacancy or vacancies shall be filled by a Majority Shareholder Vote. Any such appointment or election shall be effective upon such individual’s written acceptance of his appointment as a Trustee and his agreement to be bound by the provisions of this Declaration of Trust, except that any such appointment in anticipation of a vacancy to occur by reason of retirement, resignation or increase in the number of Trustees to be effective at a later date shall become effective only at or after the effective date of said retirement, resignation or increase in the number of Trustees.

(g) Effect of Death, Resignation, etc. No vacancy, whether resulting from the death, resignation, retirement, bankruptcy, adjudicated incompetency, incapacity, or removal of any Trustee, an increase in the number of Trustees or otherwise, shall operate to annul or terminate the Trust hereunder or to revoke or terminate any existing agency or contract created or entered into pursuant to the terms of this Declaration of Trust. Until such vacancy is filled as provided in this Section 4.1, the Trustees in office (if any), regardless of their number, shall have all the powers granted to the Trustees and shall discharge all the duties imposed upon the Trustees by this Declaration.

(h)  Temporary Absence of Trustee. Any Trustee may, by power of attorney, delegate his power for a period not exceeding six months at any one time to any other Trustee or Trustees, provided that in no case shall less than two Trustees personally exercise the other powers hereunder except as herein otherwise expressly provided or unless there is only one or two Trustees.

(i) No Accounting. Except to the extent required by the 1940 Act or under circumstances which would justify his removal for cause, no Person ceasing to be a Trustee (nor the estate of any such Person) shall be required to make an accounting to the Shareholders or remaining Trustees upon such cessation.

Section 4.2.      Trustees’ Meetings. Annual and special meetings of the Trustees or any Committee may be held from time to time, in each case, upon the call of such officers as may be thereunto authorized by the By-Laws or vote of the Trustees, or by any two (2) Trustees, or pursuant to a vote of the Trustees adopted at a duly constituted meeting of the Trustees, and upon such notice as shall be provided in the By-Laws. Any such meeting may be held within or without the state of Delaware. The Trustees may act with or without a meeting, and a written consent to any matter, signed or evidenced by electronic transmission by a Majority of the Trustees, shall be equivalent to action duly taken at a meeting of the Trustees, duly called and held. Except as otherwise provided by the 1940 Act or other applicable law, or by this Declaration of Trust or the By-Laws, any action to be taken by the Trustees may be taken by a majority of the Trustees present at a meeting of Trustees (a quorum, consisting of at least a Majority of the Trustees, being present), within or without Delaware. If authorized by the By-Laws, all or any one or more Trustees may participate in a meeting of the Trustees or any Committee thereof by means of conference call or similar means of communication by means of which all Persons participating in the meeting can hear each other, and participation in a meeting pursuant to such means of communication shall constitute presence in person at such meeting. The minutes of any meeting thus held shall be prepared in the same manner as a meeting at which all participants were present in person.

Section 4.3.      Committees; Delegation. The Trustees shall have power, consistent with their ultimate responsibility to supervise the affairs of the Trust, to delegate from time to time to one or more other Committees, or to any single Trustee, the doing of such things and the execution of such deeds or other instruments, either in the name of the Trust or the names of the Trustees or as their attorney or attorneys in fact, or otherwise as the Trustees may from time to time deem expedient, and any agreement, deed, mortgage, lease or other instrument or writing executed by the Trustee or Trustees or other Person to whom such delegation was made shall be valid and binding upon the Trustees and upon the Trust.

Section 4.4.      Officers. The Trustees shall elect such officers or agents, who shall have such powers, duties and responsibilities as the Trustees may deem to be advisable, and as they shall specify by resolution or in the By-Laws. Except as may be provided in the By-Laws, any officer elected by the Trustees may be removed at any time with or without cause. Any two (2) or more offices may be held by the same individual.

Section 4.5.      Compensation of Trustees and Officers. The Trustees shall fix the compensation of all officers and Trustees. Without limiting the generality of any of the provisions hereof, the Trustees shall be entitled to receive reasonable compensation for their general services as such, and to fix the amount of such compensation, and to pay themselves or any one or more of themselves such compensation for special services, including legal, accounting, or other professional services, as they in good faith may deem reasonable. No Trustee or officer resigning (except where a right to receive compensation for a definite future period shall be expressly provided in a written agreement with the Trust, duly approved by the Trustees) and no Trustee or officer removed shall have any right to any compensation as such Trustee or officer for any period following his resignation or removal, or any right to damages on account of his removal, whether his compensation be by the month, or the year or otherwise.

Section 4.6.      Ownership of Shares and Securities of the Trust. Any Trustee, and any officer, employee or agent of the Trust, and any organization in which any such Person is interested, may acquire, own, hold and dispose of Shares of any Series and other Securities of the Trust for his or its individual account, and may exercise all rights of a holder of such Shares or Securities to the same extent and in the same manner as if such Person were not such a Trustee, officer, employee or agent of the Trust; subject, in the case of Trustees and officers, to the same limitations as directors or officers (as the case may be) of a Delaware business corporation; and the Trust may issue and sell or cause to be issued and sold and may purchase or redeem any such Shares or other Securities from any such Person or any such organization, subject only to the general limitations, restrictions or other provisions applicable to the sale or purchase of Shares of such Series or other Securities of the Trust generally.

Section 4.7.      Right of Trustees and Officers to Own Property or to Engage in Business; Authority of Trustees to Permit Others to Do Likewise. The Trustees, in their capacity as Trustees, and (unless otherwise specifically directed by vote of the Trustees) the officers of the Trust in their capacity as such, shall not be required to devote their entire time to the business and affairs of the Trust. Except as otherwise specifically provided by vote of the Trustees, or by agreement in any particular case, any Trustee or officer of the Trust may acquire, own, hold and dispose of, for his own individual account, any property, and acquire, own, hold, carry on and dispose of, for his own individual account, any business entity or business activity, whether similar or dissimilar to any property or business entity or business activity invested in or carried on by the Trust, and without first offering the same as an investment opportunity to the Trust subject to any policies or procedures concerning investment opportunities approved by the Trustees, and may exercise all rights in respect thereof as if he were not a Trustee or officer of the Trust. The Trustees shall also have power, generally or in specific cases, to permit employees or agents of the Trust to have the same rights (or lesser rights) to acquire, hold, own and dispose of property and businesses, to carry on businesses, and to accept investment opportunities without offering them to the Trust, as the Trustees have by virtue of this Section 4.7.

Section 4.8.      Reliance on Experts. The Trustees and officers may consult with counsel, engineers, brokers, appraisers, auctioneers, accountants, investment bankers, securities analysts or other Persons (any of which may be a firm in which one or more of the Trustees or officers is or are members or otherwise interested) whose profession gives authority to a statement made by them on the subject in question, and who are reasonably deemed by the Trustees or officers in question to be competent, and the advice or opinion of such Persons shall be full and complete personal protection to all of the Trustees and officers with respect to any action taken or suffered by them in good faith and in reliance on or in accordance with such advice or opinion. In discharging their duties, Trustees and officers, when acting in good faith, may rely upon financial statements of the Trust represented to them to be correct by any officer of the Trust having charge of its books of account, or stated in a written report by an independent certified public accountant fairly to present the financial position of the Trust. The Trustees and officers may rely, and shall be personally protected in acting, upon any instrument or other document believed by them to be genuine.

Section 4.9.      Surety Bonds. No Trustee, officer, employee or agent of the Trust shall, as such, be obligated to give any bond or surety or other security for the performance of any of his duties, unless required by applicable law or regulation, or unless the Trustees shall otherwise determine in any particular case.

Section 4.10.      Apparent Authority of Trustees and Officers. No purchaser, lender, transfer agent or other Person dealing with the Trustees or any officer of the Trust shall be bound to make any inquiry concerning the validity of any transaction purporting to be made by the Trustees or by such officer, or to make inquiry concerning or be liable for the application of money or property paid, loaned or delivered to or on the order of the Trustees or of such officer.

Section 4.11.      Other Relationships Not Prohibited. The fact that:

(i) any of the Shareholders, Trustees or officers of the Trust is a shareholder, director, officer, partner, trustee, employee, manager, adviser, principal underwriter or distributor or agent of or for any Contracting Party, or of or for any parent or affiliate of any Contracting Party, or that the Contracting Party or any parent or affiliate thereof is a Shareholder or has an interest in the Trust or any Series, or that

(ii) any Contracting Party may have a contract providing for the rendering of any similar services to one or more other corporations, trusts, associations, partnerships, limited partnerships or other organizations, or have other business or interests, shall not affect the validity of any contract for the performance and assumption of services, duties and responsibilities to, for or of the Trust and/or the Trustees or disqualify any Shareholder, Trustee or officer of the Trust from voting upon or executing the same or create any liability or accountability to the Trust or to the holders of Shares of any Series; provided that, in the case of any relationship or interest referred to in the preceding clause (i) on the part of any Trustee or officer of the Trust, either (x) the material facts as to such relationship or interest have been disclosed to or are known by the Trustees not having any such relationship or interest and the contract involved is approved in good faith by a majority of such Trustees not having any such relationship or interest (even though such unrelated or disinterested Trustees are less than a quorum of all of the Trustees), (y) the material facts as to such relationship or interest and as to the contract have been disclosed to or are known by the Shareholders entitled to vote thereon and the contract involved is specifically approved in good faith by vote of the Shareholders, or (z) the specific contract involved is fair to the Trust as of the time it is authorized, approved or ratified by the Trustees or by the Shareholders.

Section 4.12.      Payment of Trust Expenses. The Trustees are authorized to pay or to cause to be paid out of the principal or income of the Trust, or partly out of principal and partly out of income, and according to any allocation to a particular Series and Class made by them pursuant to Section 6.1(f) hereof, all expenses, fees, charges, taxes and liabilities incurred or arising in connection with the business and affairs of the Trust or in connection with the management thereof, including, but not limited to, the Trustees’ compensation and such expenses and charges for the services of the Trust’s officers, employees, Investment Adviser, Administrator, Distributor, Principal Underwriter, auditor, counsel, Custodian, Transfer Agent, Dividend Disbursing Agent, Accounting Agent, Shareholder Servicing Agent, and such other agents, consultants, and independent contractors and such other expenses and charges as the Trustees may deem necessary or proper to incur.

Section 4.13.      Ownership of the Trust Property. Legal title to all the Trust Property shall be vested in the Trustees as joint tenants, except that the Trustees shall have power to cause legal title to any Trust Property to be held by or in the name of one or more of the Trustees, or in the name of the Trust, or of any particular Series, or in the name of any other Person as nominee, on such terms as the Trustees may determine; provided that the interest of the Trust and of the respective Series therein is appropriately protected. The right, title and interest of the Trustees in the Trust Property shall vest automatically in each Person who may hereafter become a Trustee. Upon the termination of the term of office of a Trustee as provided in Section 4.1(c), (d) or (e) hereof, such Trustee shall automatically cease to have any right, title or interest in any of the Trust Property, and the right, title and interest of such Trustee in the Trust Property shall vest automatically in the remaining Trustees.

Section 4.14.      By-Laws. The Trustees may adopt and from time to time amend or repeal By-Laws for the conduct of the business of the Trust.

ARTICLE 5

DELEGATION OF MANAGERIAL RESPONSIBILITIES

Section 5.1.      Appointment; Action by Less than All Trustees. The Trustees shall be responsible for the general operating policy of the Trust and for the general supervision of the business of the Trust conducted by officers, agents, employees or advisers of the Trust or by independent contractors, but the Trustees shall not be personally required to conduct all the business of the Trust and, consistent with their ultimate responsibility as stated herein, the Trustees may appoint, employ or contract with one or more officers, employees and agents to conduct, manage and/or supervise the operations of the Trust, and may grant or delegate such authority to such officers, employees and/or agents as the Trustees may, in their sole discretion, deem to be necessary or desirable, without regard to whether such authority is normally granted or delegated by trustees. With respect to those matters of the operation and business of the Trust which they shall elect to conduct themselves, except as otherwise provided by this Declaration or the By-Laws, if any, the Trustees may authorize any single Trustee or defined group of Trustees, or any Committee consisting of a number of Trustees less than the whole number of Trustees then in office without specification of the particular Trustees required to be included therein, to act for and to bind the Trust, to the same extent as the whole number of Trustees could do, either with respect to one or more particular matters or classes of matters, or generally.

Section 5.2.      Certain Contracts. Subject to compliance with the provisions of the 1940 Act, but notwithstanding any limitations of present and future law or custom in regard to delegation of powers by trustees generally, the Trustees may, at any time and from time to time in their discretion and without limiting the generality of their powers and authority otherwise set forth herein, enter into one or more contracts with any one or more corporations, trusts, associations, partnerships, limited partnerships, limited liability companies or other types of organizations, or individuals (“Contracting Party”), to provide for the performance and assumption of some or all of the following services, duties and responsibilities to, for or on behalf of the Trust and/or any Series, and/or the Trustees, and to provide for the performance and assumption of such other services, duties and responsibilities in addition to those set forth below, as the Trustees may deem appropriate:

(a) Investment Advisory. An investment advisory or management agreement whereby the agent shall undertake to furnish each Series of the Trust such management, investment advisory or supervisory, statistical and research facilities and services, and such other facilities and services, if any, as the Trustees shall from time to time consider desirable, all upon such terms and conditions as the Trustees may in their discretion determine to be not inconsistent with this Declaration, the applicable provisions of the 1940 Act or any applicable provisions of the By-Laws (any such agent being herein referred to as an “Investment Adviser”). To the extent required by the 1940 Act, any such advisory or management agreement and any amendment thereto shall be subject to approval by a Majority Shareholder Vote at a meeting of the Shareholders of the applicable Series of the Trust. Notwithstanding any provisions of this Declaration, the Trustees may authorize each Investment Adviser (subject to such general or specific instructions as the Trustees may from time to time adopt) to effect purchases, sales, loans or exchanges of Securities of the Trust on behalf of the Trustees or may authorize any officer or employee of the Trust or any Trustee to effect such purchases, sales, loans or exchanges pursuant to recommendations of the Investment Adviser (and all without further action by the Trustees). Any such purchases, sales, loans and exchanges shall be deemed to have been authorized by all of the Trustees. The Trustees may, in their sole discretion, call a meeting of Shareholders in order to submit to a vote of Shareholders of the applicable Series of Trust at such meeting the approval of or continuance of any such investment advisory or management agreement.

The Trustees may authorize, subject to applicable requirements of the 1940 Act, any Investment Adviser to employ, from time to time, one or more sub-advisers to perform such of the acts and services of such Investment Adviser, and upon such terms and conditions, as may be agreed upon between the Investment Adviser and sub-adviser. Any reference in this Declaration to the Investment Adviser shall be deemed to include such sub-advisers, unless the context otherwise requires.

(b) Administration. An agreement whereby an agent, or agents, subject to the general supervision of the Trustees and in conformity with any policies of the Trustees with respect to the operations of the Trust and each Series, will supervise all or any part of the operations of the Trust and each Series, and will provide all or any part of the administrative and clerical personnel, office space and office equipment and services appropriate for the efficient administration and operations of the Trust and each Series (any such agent(s) being herein referred to as an “Administrator”).

(c) Underwriting. An agreement providing for the sale of Shares of any one or more Series to net the Trust not less than the net asset value per Share (as described in Section 6.1(l) hereof) and pursuant to which the Trust may appoint the other party to such agreement as its principal underwriter or distributor for the distribution of such Shares. The agreement shall contain such terms and conditions as the Trustees may in their discretion determine to be not inconsistent with this Declaration, the applicable provisions of the 1940 Act and any applicable provisions of the By-Laws (any such agent being herein referred to as a “Distributor” or a “Principal Underwriter,” as the case may be).

(d) Custodian. The appointment of an agent meeting the requirements for a custodian for the assets of investment companies contained in the 1940 Act as custodian of the Securities, assets and cash of the Trust and of each Series and of the accounting records in connection therewith (any such agent being herein referred to as a “Custodian”).

(e) Transfer and Dividend Disbursing Agent. An agreement with an agent to maintain records of the ownership of outstanding Shares, the issuance and redemption and the transfer thereof (any such agent being herein referred to as a “Transfer Agent”), and to disburse any dividends declared by the Trustees and in accordance with the policies of the Trust and/or the instructions of any particular Shareholder to reinvest any such dividends (any such agent being herein referred to as a “Dividend Disbursing Agent”).

(f) Shareholder Servicing. An agreement with an agent to provide service with respect to the relationship of the Trust and its Shareholders, records with respect to Shareholders and their Shares, and similar matters (any such agent being herein referred to as a “Shareholder Servicing Agent”).

(g) Accounting. An agreement with an agent to handle all or any part of the accounting responsibilities, whether with respect to the Trust’s properties, Shareholders or otherwise (any such agent being herein referred to as an “Accounting Agent”).

In addition, the Trustees may from time to time cause the Trust or any Series thereof to enter into agreements with respect to such other services and upon such other terms and conditions as they may deem necessary, appropriate or desirable. The same Person may be the Contracting Party for some or all of the services, duties and responsibilities to, for and of the Trust and/or the Trustees, and the contracts with respect thereto may contain such terms interpretive of or in addition to the delineation of the services, duties and responsibilities provided for, including provisions that are not inconsistent with the 1940 Act relating to the standard of duty of and the rights to indemnification of the Contracting Party and others, as the Trustees may determine. Nothing herein shall preclude, prevent or limit the Trust or a Contracting Party from entering into subcontractual arrangements relative to any of the matters referred to in subsections (a) through (g) of this Section 5.2.

Section 5.3.      Service Arrangements. Subject to compliance with the 1940 Act, the Trustees may adopt and amend or repeal from time to time and implement one or more service plans which plans will provide for the payment to Persons for providing ongoing services to holders of the shares of such Trust or any Series thereof and in connection with the maintenance of such shareholders’ accounts.

Section 5.4      Parties to Contract. Any contract described in Section 5.2 may be entered into with any corporation, firm, partnership, trust or association, although one or more of the Trustees or officers of the Trust may be an officer, director, trustee, shareholder, or member of such other party to the contract, and no such contract shall be invalidated or rendered void or voidable by reason of the existence of any relationship, nor shall any person holding such relationship be disqualified from voting on or executing the same in his capacity as Shareholder and/or Trustee, nor shall any Person holding such relationship be liable merely by reason of such relationship for any loss or expense to the Trust under or by reason of said contract or accountable for any profit realized directly or indirectly therefrom, provided that the contract when entered into was not inconsistent with the provisions of this Article 5. The same Person (including a firm, corporation, partnership, trust, or association) may be the other party to contracts entered into pursuant to Section 5.2, and any individual may be financially interested or otherwise affiliated with persons who are parties to any or all of the contracts mentioned in Section 5.2.

ARTICLE 6

SERIES AND SHARES

Section 6.1.      Description of Series and Shares.

(a) General. The beneficial interest in the Trust shall be divided into Shares having $1.00 par value per Share, of which an unlimited number may be issued. The Trustees shall have the authority from time to time to establish and designate one or more separate, distinct and independent Series of Shares (each of which Series, including without limitation each Series authorized in Section 6.1(b) hereof, shall represent interests only in the assets attributed by the Trustees to such Series), and to authorize separate Classes of Shares of any such Series, as they deem necessary or desirable. The Trustees may, without Shareholder approval, divide interests of any Series into two or more Classes.

(b) Establishment, etc. of Series; Authorization of Shares. The establishment and designation of any Series or Class and the authorization of the Shares thereof shall be effective upon the execution by a Majority of the Trustees (or by an officer of the Trust pursuant to the vote of a Majority of the Trustees) of an instrument setting forth such establishment and designation and the relative rights and preferences of the Shares of such Series or Class and the manner in which the same may be amended (a “Certificate of Designation”), and may provide that the number of Shares of such Series or Class which may be issued is unlimited, or may limit the number issuable. At any time that there are no Shares outstanding of any particular Series or Class previously established and designated, the Trustees may by an instrument executed by a Majority of the Trustees (or by an officer of the Trust pursuant to the vote of a Majority of the Trustees) terminate such Series or Class and the establishment and designation thereof and the authorization of its Shares (a “Certificate of Termination”). Each Certificate of Designation, Certificate of Termination and any instrument amending a Certificate of Designation shall have the status of an amendment to this Declaration of Trust.

(c) Character of Separate Series and Shares Thereof. Each Series established hereunder shall represent beneficial interests in a separate component of the assets of the Trust. Holders of Shares of a Series shall be considered Shareholders of such Series, but such Shareholders shall also be considered Shareholders of the Trust for purposes of receiving reports and notices and, except as otherwise provided herein or in the Certificate of Designation of a particular Series, or as required by the 1940 Act or other applicable law, the right to vote, all without distinction by Series. The Trustees shall have exclusive power without Shareholder approval to establish and designate such separate and distinct Series, and to fix and determine the relative rights and preferences as between the shares of the respective Series, and as between the Classes of any Series, as to rights of redemption and the price, terms and manner of redemption, special and relative rights as to dividends and other distributions and on liquidation, sinking or purchase fund provisions, conversion rights, and conditions under which the Shareholders of the several Series or the several Classes of any Series of Shares shall have separate voting rights or no voting rights. Except as otherwise provided as to a particular Series herein, or in the Certificate of Designation therefore, the Trustees shall have all the rights and powers, and be subject to all the duties and obligations, with respect to each such Series and the assets and affairs thereof as they have under this Declaration with respect to the Trust and the Trust Property in general. Separate and distinct records shall be maintained for each Series of Shares and the assets and liabilities attributable thereto.

(d) Consideration for Shares. The Trustees may issue Shares of any Series for such consideration (which may include property subject to, or acquired in connection with the assumption of, liabilities) and on such terms as they may determine (or for no consideration if pursuant to a Share dividend or split-up), all without action or approval of the Shareholders. All Shares when so issued on the terms determined by the Trustees shall be fully paid and nonassessable (but may be subject to mandatory contribution back to the Trust as provided in Section 6.1(n) hereof). The Trustees may classify or reclassify any unissued Shares, or any Shares of any Series previously issued and reacquired by the Trust, into Shares of one or more other Series that may be established and designated from time to time.

(e) Assets Belonging to Series. Any portion of the Trust Property allocated to a particular Series, and all consideration received by the Trust for the issue or sale of Shares of such Series, together with all assets in which such consideration is invested or reinvested, all interest, dividends, income, earnings, profits and gains therefrom, and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation of such assets, and any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be, shall be held by the Trustees in trust for the benefit of the holders of Shares of that Series and shall irrevocably belong to that Series for all purposes, and shall be so recorded upon the books of account of the Trust, and the Shareholders of such Series shall not have, and shall be conclusively deemed to have waived, any claims to the assets of any Series of which they are not Shareholders. Such consideration, assets, interest, dividends, income, earnings, profits, gains and proceeds, together with any General Items allocated to that Series as provided in the following sentence, are herein referred to collectively as assets “belonging to” that Series. In the event that there are any assets, income, earnings, profits or funds, or payments and proceeds with respect thereto, and proceeds thereof, funds, identifiable as belonging to any particular Series (collectively, “General Items”), the Trustees shall allocate such General Items to and among any one or more of the Series established and designated from time to time in such manner and on such basis as they, in their sole discretion, deem fair and equitable; and any General Items so allocated to a particular Series shall belong to and be part of the assets belonging to that Series. Each such allocation by the Trustees shall be conclusive and binding upon the Shareholders of all Series for all purposes.

(f) Liabilities of Series. The assets belonging to each particular Series shall be charged with the liabilities with respect to that Series and all expenses, costs, charges and reserves attributable to that Series, and any general liabilities, expenses, costs, charges or reserves of the Trust which are not readily identifiable as pertaining to any particular Series shall be allocated and charged by the Trustees to and among any one or more of the Series established and designated from time to time in such manner and on such basis as the Trustees in their sole discretion deem fair and equitable. The indebtedness, expenses, costs, charges and reserves allocated and so charged to a particular Series are herein referred to as “liabilities of” that Series. Each allocation of liabilities, expenses, costs, charges and reserves by the Trustees shall be conclusive and binding upon the Shareholders of all Series for all purposes.

(g) Limitation on Inter-Series Liabilities.  Without limitation of the foregoing provisions of this Section 6.1, but subject to the right of the Trustees in their discretion to allocate general liabilities, expenses, costs, charges or reserves as herein provided, the debts, liabilities, obligations and expenses incurred, contracted for or otherwise existing with respect to a particular Series shall be enforceable against the assets belonging to such Series only, and not against the assets of the Trust generally or any other Series. Notice of this limitation on inter-Series liabilities shall be set forth in the certificate of trust of the Trust (whether originally or by amendment) as filed or to be filed in the Office of the Secretary of State of the State of Delaware pursuant to the Act, and upon the giving of such notice in the certificate of trust, the statutory provisions of Section 3804 of the Act relating to limitations on inter-Series liabilities (and the statutory effect under Section 3804 of setting forth such notice in the certificate of trust) shall become applicable to the Trust and each Series. Any Person extending credit to, contracting with or having any claim against the Trust with respect to a particular Series may satisfy or enforce any debt, liability, obligation or expense incurred, contracted for or otherwise existing with respect to that Series from the assets of that Series only. No Shareholder or former Shareholder of any Series shall have a claim on or any right to any assets allocated or belonging to any other Series.

(h)  Mistake in Payment of Liabilities.  If, notwithstanding the provisions of this Section 6.1, any liability properly charged to a Series or Class is paid from the assets of another Series or Class, the Series or Class from the assets of which the liability was paid shall be reimbursed from the assets of the Series or Class to which such liability belonged.

(i) Dividends. Dividends and distributions on Shares of a particular Series may be paid with such frequency as the Trustees may determine, which may be daily or otherwise pursuant to a standing resolution or resolutions adopted only once or with such frequency as the Trustees may determine, to the Shareholders of that Series or Class, from such of the income, accrued or realized, and capital gains, realized or unrealized, and out of the assets belonging to that Series, as the Trustees may determine, after providing for actual and accrued liabilities of that Series. All dividends and distributions on Shares of a particular Series shall be distributed pro rata to the Shareholders of that Series in proportion to the number of such Shares held by such holders at the date and time of record established for the payment of such dividends or distributions, except that the dividends and distributions of investment income and capital gains with respect to each Class of Shares of a particular Series shall be in such amount as may be declared from time to time by the Trustees, and such dividends and distributions may vary as between such Classes to reflect differing allocations of the expenses of the Series between the Shareholders of such several Classes and any resultant differences between the net asset value of such several Classes to such extent and for such purposes as the Trustees may deem appropriate and further except that, in connection with any dividend or distribution program or procedure, the Trustees may determine that no dividend or distribution shall be payable on Shares as to which the Shareholder’s purchase order and/or payment in the prescribed form have not been received by the time or times established by the Trustees under such program or procedure, or that dividends or distributions shall be payable on Shares which have been tendered by the holder thereof for redemption or repurchase, but the redemption or repurchase proceeds of which have not yet been paid to such Shareholder. Such dividends and distributions may be made in cash, property or Shares of any Class of that Series or a combination thereof as determined by the Trustees, or pursuant to any program that the Trustees may have in effect at the time for the election by each Shareholder of the mode of the making of such dividend or distribution to that Shareholder. Any such dividend or distribution paid in Shares will be paid at the net asset value thereof as determined in accordance with subsection (l) of this Section 6.1.

(j) Liquidation. In the event of the liquidation or dissolution of the Trust or any Series or Class thereof, the Shareholders of each Series (or Class) of which Shares are outstanding shall be entitled to receive, when and as declared by the Trustees, the excess of the assets belonging to that Series (or Class) over the liabilities of such Series (or Class). The assets so distributable to the Shareholders of any particular Series (or Class) shall be distributed among such Shareholders in proportion to the number of Shares of that Series (or Class) held by them and recorded on the books of the Trust.

(k) Voting. The Shareholders shall have the voting rights set forth in or determined under Article 7 hereof.

(l) Redemption by Shareholder. The Shares of the Trust are not redeemable by Shareholders.

(m) Redemption at the Option of the Trust.

(i) Unless the Trustees otherwise determine, each Share of the Trust, or Series or Class thereof that has been established and designated, is subject to redemption (out of the assets belonging to the applicable Series or Class) by the Trust at the net asset value thereof described in sub-Section 6.1(n) hereof: (a) at any time, if the Trustees determine in their sole discretion and by vote of a Majority of the Trustees that it is in the best interest of the Trust, or any Series or Class thereof, to so redeem; or (b) upon such other conditions as may from time to time be determined by the Trustees. Without limiting the generality of the foregoing, the Trustees may cause the Trust to redeem (out of the assets belonging to the applicable Series or Class) all of the Shares of one or more Series or Classes held by (i) any Shareholder if the value of such Shares held by such Shareholder is less than the minimum amount established from time to time by the Trustees, or (ii) any Shareholder to reimburse the Trust for any loss or expense it has sustained or incurred by reason of the failure of such Shareholder to make full payment for Shares purchased by such Shareholder, or by reason of any defective redemption request, or by reason of indebtedness incurred because of such Shareholder or to collect any charge relating to a transaction effected for the benefit of such Shareholder or as provided in the Prospectus relating to such Shares. Upon such redemption the holders of the Shares so redeemed shall have no further right with respect thereto other than to receive payment of such redemption price.

(ii) If the Trustees shall, at any time and in good faith, determine that direct or indirect ownership of Shares of any Series or Class thereof has or may become concentrated in any Person to an extent that would disqualify any Series as a regulated investment company under the Internal Revenue Code, then the Trustees shall have the power (but not the obligation), by such means as they deem equitable, to (i) call for the redemption of a number, or amount, of Shares held by such Person sufficient to maintain or bring the direct or indirect ownership of Shares into conformity with the requirements for such qualification, (ii) refuse to transfer or issue Shares of any Series or Class thereof to such Person whose acquisition of the Shares in question would result in such disqualification, or (iii) take such other actions as they deem necessary and appropriate to avoid such disqualification.

(n) Net Asset Value. The net asset value per Share of any Series at any time shall be the quotient obtained by dividing the value of the net assets of such Series at such time (being the current value of the assets belonging to such Series, less its then existing liabilities) by the total number of Shares of that Series then outstanding. The net asset value of the several Classes of a particular Series shall be separately computed, and may vary from one another. The Trustees shall establish procedures for the allocation of investment income or capital gains and expenses and liabilities of a particular Series between the several Classes of such Series.

(p) Equality. All Shares of each particular Series shall represent an equal proportionate interest in the assets belonging to that Series (subject to the liabilities of that Series), and each Share of any particular Series shall be equal to each other Share thereof; but the provisions of this sentence shall not restrict any distinctions between the several Classes of a Series permissible under this Section 6.1 or under Section 7.1 hereof nor any distinctions permissible under subsection (g) of this Section 6.1 that may exist with respect to dividends and distributions on Shares of the same Series. The Trustees may from time to time divide or combine the Shares of any class of particular Series into a greater or lesser number of Shares of that class of a Series without thereby changing the proportionate beneficial interest in the assets belonging to that Series or in any way affecting the rights of the holders of Shares of any other Series.

(q) Rights of Fractional Shares. Any fractional Share of any Series shall carry proportionately all the rights and obligations of a whole Share of that Series, including rights and obligations with respect to voting, receipt of dividends and distributions, redemption of Shares, and liquidation of the Trust or of the Series to which they pertain.

(r) Conversion Rights. Except as otherwise determined by the Trustees from time to time, Shareholders shall have no exchange or conversion rights with respect to their Shares.

(s) Power to Modify Procedures.

(i) Notwithstanding any of the foregoing provisions of this Section 6.1, the Trustees may prescribe, in their absolute discretion except as may be required by the 1940 Act, such other bases and times for determining the Net Asset Value of the Shares or net income, or the declaration and payment of dividends and distributions as they may deem necessary or desirable for any reason, including to enable the Trust to comply with any provision of the 1940 Act, or any securities exchange or association registered under the Securities Exchange Act of 1934, or any order of exemption issued by the Commission, all as in effect now or hereafter amended or modified.

(ii) Nothing in this Declaration of Trust shall be deemed to restrict the ability of the Trustees in their full discretion, without the need for any notice to, or approval by the Shareholders of, any Series or Class, to allocate, reallocate or authorize the contribution or payment, directly or indirectly, to one or more than one Series or Class of the following: (i) assets, income, earnings, profits, and proceeds thereof, (ii) proceeds derived from the sale, exchange or liquidation of assets, and (iii) any cash or other assets contributed or paid to the Trust from a manager, administrator or other adviser of the Trust or an Affiliated Person thereof, or other third party, another Series or another Class, in each case to remediate misallocations of income and capital gains, ensure equitable treatment of Shareholders of a Series or Class, or for such other valid reason determined by the Trustees.

Section 6.2.      Ownership of Shares. The ownership of Shares shall be recorded on the books of the Trust or of a Transfer Agent or similar agent for the Trust, which books shall be maintained separately for the Shares of each Series that has been authorized. Certificates evidencing the ownership of Shares need not be issued except as the Trustees may otherwise determine from time to time, and the Trustees shall have power to call outstanding Share certificates and to replace them with book entries. The Trustees may make such rules as they consider appropriate for the issuance of Share certificates, the use of facsimile signatures, the transfer of Shares and similar matters. The record books of the Trust, as kept by the Trust or any Transfer Agent or similar agent, as the case may be, shall be conclusive as to who are the Shareholders and as to the number of Shares of each Series held from time to time by each such Shareholder.

The holders of Shares of each Series shall upon demand disclose to the Trustees in writing such information with respect to their direct and indirect ownership of Shares of such Series as the Trustees deem necessary to comply with the provisions of the Internal Revenue Code of 1986, as amended, or to comply with the requirements of any other authority.

Section 6.3. Transfer of Shares. Except as otherwise provided by the Trustees, Shares shall be transferable on the books of the Trust only by the record holder thereof or by his duly authorized agent upon delivery to the Trustees or the Trust’s transfer or similar agent of a duly executed instrument of transfer, together with a Share certificate if one is outstanding, and such evidence of the genuineness of each such execution and authorization and of such other matters as may be required by the Trustees. Upon such delivery, and subject to any further requirements specified by the Trustees, the transfer shall be recorded on the books of the Trust. Until a transfer is so recorded, the Shareholder of record of Shares shall be deemed to be the Shareholder with respect to such Shares for all purposes hereunder and neither the Trustees nor the Trust, nor any transfer or similar agent or registrar or any officer, employee or agent of the Trust, shall be affected by any notice of a proposed transfer.

Section 6.4.      Investments in the Trust. The Trustees may accept investments in any Series of the Trust from such Persons and on such terms and for such consideration, not inconsistent with the provisions of the 1940 Act, as they from time to time authorize. The Trustees may authorize any Distributor, Principal Underwriter, Custodian, Transfer Agent or other Person to accept orders for the purchase of Shares that conform to such authorized terms and to reject any purchase orders for Shares, whether or not conforming to such authorized terms.

Section 6.5.      No Preemptive Rights. No Shareholder, by virtue of holding Shares of any Series, shall have any preemptive or other right to subscribe to any additional Shares of that Series, or to any shares of any other Series, or any other Securities issued by the Trust.

Section 6.6.      No Appraisal Rights. Shareholders shall have no right to demand payment for their Shares or to any other rights of dissenting Shareholders in the event the Trust participates in any transaction which would give rise to appraisal or dissenters’ rights by a shareholder of a corporation organized under the General Corporation Law of the State of Delaware or would otherwise give rise to such appraisal or dissenters’ rights.

Section 6.6.      Status of Shares. Every Shareholder, by virtue of having become a Shareholder, shall be held to have expressly assented and agreed to the terms hereof and to have become a party hereto. Shares shall be deemed to be personal property, giving only the rights provided herein. Ownership of Shares shall not entitle the Shareholder to any title in or to the whole or any part of the Trust Property or right to call for a partition or division of the same or for an accounting, nor shall the ownership of Shares constitute the Shareholders partners. The death of a Shareholder during the continuance of the Trust shall not operate to terminate the Trust or any Series, nor entitle the representative of any deceased Shareholder to an accounting or to take any action in court or elsewhere against the Trust or the Trustees, but only to the rights of said decedent as a Shareholder under this Declaration of Trust.

ARTICLE 7

SHAREHOLDERS’ VOTING POWERS AND MEETINGS

Section 7.1.      Voting Powers. The Shareholders shall have power to vote only (i) for the election or removal of Trustees as provided in Sections 4.1(c), (e) and (f) hereof, (ii) with respect to the approval or termination in accordance with the 1940 Act of any contract with a Contracting Party as provided in Section 5.2 hereof as to which Shareholder approval is required by the 1940 Act, (iii) with respect to any reorganization of the Trust or any Series to the extent and as provided in Sections 9.3 and 9.4 hereof, (iv) with respect to any amendment of this Declaration of Trust to the extent and as provided in Section 9.5 hereof, (v) as to whether or not a court action, proceeding or claim should or should not be brought or maintained derivatively or as a class action on behalf of the Trust or any Series, or the Shareholders of any of them to the extent such Shareholders have acted in accordance with Section 3816 of the Delaware Statutory Trust Act and the second paragraph of this Subsection 7.1 (provided, however, that a Shareholder of a particular Series shall not in any event be entitled to maintain a derivative or class action on behalf of any other Series or the Shareholders thereof), (vi) with respect to the conversion of the Trust from a “closed-end company” to an “open-end company” to the extent and as provided in Section 9.4 hereof; and (vii) with respect to such additional matters relating to the Trust as may be required by the 1940 Act, this Declaration of Trust, the By-Laws or any registration of the Trust with the Commission (or any successor agency) or any State, or as the Trustees may consider necessary or desirable. If and to the extent that the Trustees shall determine that such action is required by law or by this Declaration, they shall cause each matter required or permitted to be voted upon at a meeting or by written consent of Shareholders to be submitted to a separate vote of the outstanding Shares of each Series entitled to vote thereon; provided, that (i) when expressly required by the 1940 Act or by other law, actions of Shareholders shall be taken by Single Class Voting of all outstanding Shares whose holders are entitled to vote thereon; and (ii) when the Trustees determine that any matter to be submitted to a vote of Shareholders affects only the rights or interests of Shareholders of one or more but not all Series or of one or more but not all Classes of a single Series, then only the Shareholders of the Series or Classes so affected shall be entitled to vote thereon. Any matter required to be submitted to Shareholders and affecting one or more Series shall require separate approval by the required vote of Shareholders of each affected Series; provided, however, that except as required by the 1940 Act, there shall be no separate Series votes on the election or removal of Trustees, the selection of the independent registered public accounting firm of the Trust and its Series or approval of any agreement or contract entered into by the Trust or any Series. Shareholders of a particular Class or Series shall not be entitled to vote on any matter that affects only one or more other Classes or Series.

In addition to the requirements set forth in Section 3816 of the Delaware Statutory Trust Act, a Shareholder may bring a derivative action on behalf of the Trust with respect to a Series or Class only if the following conditions are met: (i) the Shareholder or Shareholders must make a pre-suit demand upon the Trustees to bring the subject action unless an effort to cause the Trustees to bring such an action is not likely to succeed; and a demand on the Trustees shall only be deemed not likely to succeed and therefore excused if a majority of the Trustees, or a majority of any Committee established to consider the merits of such action, has a personal financial interest in the transaction at issue, and a Trustee shall not be deemed interested in a transaction or otherwise disqualified from ruling on the merits of a Shareholder demand by virtue of the fact that (a) such Trustee receives remuneration for his service as a Trustee of the Trust or as a trustee or director of one or more investment companies that are under common management with or otherwise affiliated with the Trust (b) such Trustee was identified as a potential defendant or witness, (c) the Trustee approved the act being challenged (if the act did not result in any material personal benefit to the Trustee, or if the Trustee is also a Shareholder the act did not result in any material benefit that is not shared pro rata with other Shareholders) or (d) the Trustee is a Shareholder; and (ii) unless a demand is not required under clause (i) of this paragraph, the Trustees must be afforded a reasonable amount of time (in any case, not less than 90 days) to consider such shareholder request and to investigate the basis of such claim; and the Trustees shall be entitled to retain counsel or other advisers in considering the merits of the request and shall require an undertaking by the Shareholders making such request to reimburse the Trust for the expense of any such advisers in the event that the Trustees determine not to bring such action. For purposes of this Section 7.1, the Trustees may designate a Committee of one Trustee to consider a Shareholder demand if necessary to create a Committee with a majority of Trustees who do not have a personal financial interest in the transaction at issue.

Section 7.2.      Number of Votes and Manner of Voting; Proxies. On each matter submitted to a vote of the Shareholders, other than the election of Trustees, each holder of Shares of any Series shall be entitled to a number of votes equal to the number of Shares of such Series standing in his name on the books of the Trust on the record date of the meeting. For the election of Trustees, each holder of Shares of any Series shall be entitled to as many votes as shall equal the number of votes which (except for this provision) he would be entitled to cast for the election of Trustees with respect to his shares multiplied by the number of trustees to be elected, and he, may cast all of such votes for a single Trustee or may distribute them among the number of Trustees to be voted on, as he sees fit.

Shares may be voted in person or by proxy and the form of any such proxy may be prescribed from time to time by the Trustees. A proxy with respect to Shares held in the name of two (2) or more Persons shall be valid if executed by any one of them unless at or prior to exercise of the proxy the Trust receives a specific written notice to the contrary from any one of them. A proxy purporting to be executed by or on behalf of a Shareholder shall be deemed valid unless challenged at or prior to its exercise and the burden of proving invalidity shall rest on the challenger. Until Shares are issued, the Trustees may exercise all rights of Shareholders and may take any action required by law, this Declaration of Trust or the By-Laws to be taken by Shareholders.

Section 7.3.      Meetings. Meetings of Shareholders may be called by the Trustees from time to time for the purpose of taking action upon any matter requiring the vote or authority of the Shareholders as herein provided, or upon any other matter deemed by the Trustees to be necessary or desirable. Written notice of any meeting of Shareholders shall be given or caused to be given by the Trustees by mailing such notice at least ten (10) days and no more than fifty (50) days before such meeting, postage prepaid, stating the time, place and purpose of the meeting, to each Shareholder at the Shareholder’s address as it appears on the records of the Trust. The Trustees shall promptly call and give notice of any meeting of Shareholders for which the purpose of such meeting is the voting upon removal of any Trustee of the Trust when requested to do so in writing by Shareholders holding in the aggregate not less than ten percent (10%) of the Shares then outstanding. If the Trustees shall fail to call or give notice of any meeting of Shareholders for a period of thirty (30) days after written request by Shareholders holding in the aggregate at least ten percent (10%) of the Shares then outstanding requesting that a meeting be called for any other purpose requiring action by the Shareholders as provided herein or in the By-Laws, then such Shareholders holding in the aggregate at least ten percent (10%) of the Shares then outstanding may call and give notice of such meeting, and thereupon the meeting shall be held in the manner provided for herein in the case of a calling of a meeting by the Trustees. Any meetings may be held within or without the State of Delaware. Shareholders may only act with respect to matters set forth in the notice to Shareholders.

The Trustees may, in their sole discretion, determine that a meeting of Shareholders may be held partly or solely by means of remote communication and to the extent so authorized, Shareholders and proxyholders not physically present at a meeting of Shareholders may, by means of remote communication: (a) participate in a meeting of Shareholders; and (b) be deemed present in person and vote at a meeting of Shareholders whether such meeting is to be held at a designated place or solely by means of remote communication. In connection with any such meeting, the Trust shall implement such measures as the Trustees deem to be reasonable to verify that each person deemed present and permitted to vote at the meeting by means of remote communication is a Shareholder or proxyholder and to provide such Shareholders and proxyholders a reasonable opportunity to participate in the meeting and to vote on matters submitted to the Shareholders. If any Shareholder or proxyholder votes or takes other action at the meeting by means of remote communication, a record of such vote or other action shall be maintained by the Trust. The Trustees may, in their sole discretion, notify Shareholders of any adjournment or a change of the place of a meeting of Shareholders (including a change to hold the meeting solely by means of remote communication) by a document publicly filed by the Trust with the Securities and Exchange Commission without the requirement of any further notice hereunder.

Section 7.4.      Record Dates. For the purpose of determining the Shareholders who are entitled to vote or act at any meeting or any adjournment thereof, or who are entitled to participate in any dividend or distribution, or for the purpose of any other action, the Trustees may from time to time close the transfer books for such period, not exceeding thirty (30) days (except at or in connection with the termination of the Trust), as the Trustees may determine; or without closing the transfer books the Trustees may fix a date and time not more than ninety (90) days prior to the date of any meeting of Shareholders or other action as the date and time of record for the determination of Shareholders entitled to vote at such meeting or any adjournment thereof or to be treated as Shareholders of record for purposes of such other action, and any Shareholder who was a Shareholder at the date and time so fixed shall be entitled to vote at such meeting or any adjournment thereof or to be treated as a Shareholder of record for purposes of such other action, even though he has since that date and time disposed of his Shares, and no Shareholder becoming such after that date and time shall be so entitled to vote at such meeting or any adjournment thereof or to be treated as a Shareholder of record for purposes of such other action.

Section 7.5.      Quorum; Required Vote; and Adjournments. The presence in person or by proxy of a majority of the holders of Shares issued and outstanding and entitled to vote shall be a quorum for the transaction of business at a Shareholders’ meeting, but any lesser number shall be sufficient for adjournments. Any adjourned session or sessions may be held within a reasonable time after the date set for the original meeting without the necessity of further notice. A Majority Shareholder Vote at a meeting at which a quorum is present shall decide any question, except when a different vote is required or permitted by any provision of the 1940 Act or other applicable law or by this Declaration of Trust or the By-Laws, or when the Trustees shall in their discretion require a larger vote or the vote of a majority or larger fraction of the Shares of one or more particular Series.

Section 7.6.      Action By Written Consent. Subject to the provisions of the 1940 Act and other applicable law, any action taken by Shareholders may be taken without a meeting if a majority of Shareholders entitled to vote on the matter (or such larger proportion thereof or of the Shares of any particular Series as shall be required by the 1940 Act or by any express provision of this Declaration of Trust or the By-Laws or as shall be permitted by the Trustees) consent to the action in writing and if the writings in which such consent is given are filed with the records of the meetings of Shareholders, to the same extent and for the same period as proxies given in connection with a Shareholders’ meeting. Such consent shall be treated for all purposes as a vote taken at a meeting of Shareholders.

Section 7.7.      Inspection of Records. The records of the Trust shall be open to inspection by Shareholders to the same extent as is permitted shareholders of a Delaware business corporation under the Delaware business corporation law.

Section 7.8.      Additional Provisions. The By-Laws may include further provisions for Shareholders’ votes and meetings and related matters not inconsistent with the provisions hereof.

ARTICLE 8

LIMITATION OF LIABILITY; INDEMNIFICATION

Section 8.1.      Trustees, Shareholders, etc. The Trustees, officers, employees and agents of the Trust, in incurring any debts, liabilities or obligations, or in limiting or omitting any other actions for or in connection with the Trust, are or shall be deemed to be acting as Trustees, officers, employees or agents of the Trust and not in their own capacities. No Shareholder shall be subject to any personal liability whatsoever in tort, contract or otherwise to any other Person or Persons in connection with the assets or the affairs of the Trust or of any Series, and subject to Section 8.5 hereof, no Trustee, officer, employee or agent of the Trust shall be subject to any personal liability whatsoever in tort, contract, or otherwise, to any other Person or Persons in connection with the assets or affairs of the Trust or of any Series, save only that arising from his own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office or the discharge of his functions. The Trust (or if the matter relates only to a particular Series, that Series) shall be solely liable for any and all debts, claims, demands, judgments, decrees, liabilities or obligations of any and every kind, against or with respect to the Trust or such Series in tort, contract or otherwise in connection with the assets or the affairs of the Trust or such Series, and all Persons dealing with the Trust or any Series shall be deemed to have agreed that resort shall be had solely to the Trust Property or the assets of such Series, as the case may be, for the payment or performance thereof. The Trustees shall use their best efforts to ensure that every note, bond, contract, instrument, certificate or undertaking made or issued by the Trustees or by any officers or officer shall give notice that a Certificate of Trust, referring to the Declaration of Trust, is on file with the Secretary of State of the State of Delaware and shall recite to the effect that the same was executed or made by or on behalf of the Trust or by them as Trustees or Trustee or as officers or officer, and not individually, and that the obligations of such instrument are not binding upon any of them or the Shareholders individually but are binding only upon the assets and property of the Trust, or the particular Series in question, as the case may be, but the omission thereof shall not operate to bind any Trustees or Trustee or officers or officer or Shareholders or Shareholder individually, or to subject the assets of any Series to the obligations of any other Series. No Trustee who has been determined to be an “audit committee financial expert” (for purposes of Section 407 of the Sarbanes-Oxley Act of 2002 or any successor provision thereto) by the Board of Trustees shall be subject to any greater liability or duty of care in discharging such Trustee’s duties and responsibilities by virtue of such determination than is any Trustee who has not been so designated.

Section 8.2.      Trustees’ Good Faith Action; Expert Advice; No Bond or Surety. The exercise by the Trustees of their powers and discretions hereunder shall be binding upon everyone interested. Subject to Section 8.5 hereof, a Trustee shall be liable for his own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee, and for nothing else, and shall not be liable for errors of judgment or mistakes of fact or law. Subject to the foregoing, (i) the Trustees shall not be responsible or liable in any event for any neglect or wrongdoing of any officer, agent, employee, consultant, Investment Adviser, Administrator, Distributor or Principal Underwriter, Custodian, Transfer Agent, Dividend Disbursing Agent, Shareholder Servicing Agent or Accounting Agent of the Trust, nor shall any Trustee be responsible for the act or omission of any other Trustee; (ii) the Trustees may take advice of counsel or other experts with respect to the meaning and operation of this Declaration of Trust and their duties as Trustees, and shall be under no liability for any act or omission in accordance with such advice or for failing to follow such advice; and (iii) in discharging their duties, the Trustees, when acting in good faith, shall be entitled to rely upon the books of account of the Trust, upon an opinion of counsel and upon written reports made to the Trustees by any officer appointed by them, any independent registered public accounting firm, and (with respect to the subject matter of the contract involved) any officer, partner or responsible employee of a Contracting Party appointed by the Trustees pursuant to Section 5.2 hereof. The Trustees as such shall not be required to give any bond or surety or any other security for the performance of their duties.

Section 8.3   Fiduciary Duty.

(a) To the extent that, at law or in equity, a Trustee, officer, employee or agent of the Trust (each a “Fiduciary Covered Person”) has duties (including fiduciary duties) and liabilities relating thereto to the Trust, to the Shareholders or to any other Person, a Fiduciary Covered Person acting under this Declaration of Trust shall not be liable to the Trust, to the Shareholders or to any other Person for his good faith reliance on the provisions of this Declaration of Trust. The provisions of this Declaration of Trust, to the extent that they restrict or eliminate the duties and liabilities of Fiduciary Covered Persons otherwise existing at law or in equity, are agreed by the parties hereto to replace such other duties and liabilities of such Fiduciary Covered Persons.

(b) Unless otherwise expressly provided herein:

i.            whenever a conflict of interest exists or arises between any Fiduciary Covered Person or any of his Affiliated Persons, on the one hand, and the Trust or any Shareholders or any other Person, on the other hand; or

ii.            whenever this Declaration of Trust or any other agreement contemplated herein or therein provides that a Fiduciary Covered Person shall act in a manner that is, or provides terms that are, fair and reasonable to the Trust, any Shareholders or any other Person; then

iii.            such Fiduciary Covered Person shall resolve such conflict of interest, take such action or provide such terms, considering in each case the relative interest of each party (including his own interest) to such conflict, agreement, transaction or situation and the benefits and burdens relating to such interests, any customary or accepted industry practices, and any applicable generally accepted accounting practices or principles. In the absence of bad faith by a Fiduciary Covered Person, the resolution, action or terms so made, taken or provided by a Fiduciary Covered Person shall not constitute a breach of this Declaration of Trust or any other agreement contemplated herein or of any duty or obligation of a Fiduciary Covered Person at law or in equity or otherwise.

(c) Notwithstanding any other provision of this Declaration of Trust to the contrary or as otherwise provided in the 1940 Act, (i) whenever in this Declaration of Trust Fiduciary Covered Persons are permitted or required to make a decision in their “sole discretion” or under a grant of similar authority, the Fiduciary Covered Persons shall be entitled to consider such interests and factors as they desire, including their own interests, and, to the fullest extent permitted by applicable law, shall have no duty or obligation to give any consideration to any interest of or factors affecting the Trust, the Shareholders or any other Person; and (ii) whenever in this Declaration of Trust a Fiduciary Covered Person is permitted or required to make a decision in “good faith” or under another express standard, the Fiduciary Covered Person shall act under such express standard and shall not be subject to any other or different standard.

(d) Any Fiduciary Covered Person and any Affiliated Persons of any Fiduciary Covered Person may engage in or possess an interest in other profit-seeking or business ventures of any nature or description, independently or with others, whether or not such ventures are competitive with the Trust and the doctrine of corporate opportunity, or any analogous doctrine, shall not apply to any Fiduciary Covered Person. No Fiduciary Covered Person who acquires knowledge of a potential transaction, agreement, arrangement or other matter that may be an opportunity for the Trust shall have any duty to communicate or offer such opportunity to the Trust, and such Fiduciary Covered Person shall not be liable to the Trust or to the Shareholders for breach of any fiduciary or other duty by reason of the fact that such Fiduciary Covered Person pursues or acquires for, or directs such opportunity to another Person or does not communicate such opportunity or information to the Trust. Neither the Trust nor any Shareholders shall have any rights or obligations by virtue of this Declaration of Trust or the trust relationship created hereby in or to such independent ventures or the income or profits or losses derived therefrom, and the pursuit of such ventures, even if competitive with the activities of the Trust, shall not be deemed wrongful or improper. Subject to any applicable laws or regulations including the 1940 Act, any Fiduciary Covered Person may engage or be interested in any financial or other transaction with the Trust, the Shareholders or any Affiliated Person of the Trust or the Shareholders.

Section 8.4.      Indemnification of Shareholders. If any Shareholder (or former Shareholder) of the Trust shall be charged or held to be personally liable for any obligation or liability of the Trust solely by reason of being or having been a Shareholder and not because of such Shareholder’s acts or omissions or for some other reason, the Trust (upon proper and timely request by the Shareholder) may assume the defense against such charge and satisfy any judgment thereon or may reimburse the Shareholders for expenses, and the Shareholder or former Shareholder (or the heirs, executors, administrators or other legal representatives thereof, or in the case of a corporation or other entity, its corporate or other general successor) shall be entitled to be held harmless from and indemnified against all loss and expense arising from such liability. The indemnification and reimbursement required by this Section 8.4 shall be made only out of assets of the one or more Series or Classes the Shares of which were held by such Shareholder at the time the act or event occurred which gave rise to the claim against or liability of such Shareholder. The rights accruing to a Shareholder under this Section 8.4 shall not impair any other right to which such Shareholder may be lawfully entitled, nor shall anything herein contained restrict the right of the Trust or any Series or Class thereof to indemnify or reimburse a Shareholder in any appropriate situation even though not specifically provided herein. Neither the Trust nor the applicable Series or Class shall be responsible for satisfying any obligation arising from such a claim that has been settled by the Shareholder without prior written notice to the Trust and consent of the Trust to settle the claim.

Section 8.5.      Indemnification of Trustees, Officers, etc. Subject to the limitations, if applicable, hereinafter set forth in this Section 8.4, the Trust shall indemnify to the fullest extent permitted by law (from the assets of the Series or Series to which the conduct in question relates) each of its Trustees, former Trustees, officers, employees and agents (including Persons who serve at the Trust’s request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise (hereinafter, together with such Person’s heirs, executors, administrators or personal representative, referred to as a “Covered Person”)) against all liabilities, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and expenses, including reasonable accountants’ and counsel fees, reasonably incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether brought in the right of the Trust or otherwise, whether civil, criminal or administrative in nature, before any court or administrative or legislative body, including any appeal therefrom, in which such Covered Person may be or may have been involved as a party, potential party, non-party witness or otherwise or with which such Covered Person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Covered Person except with respect to any matter as to which it has been determined that such Covered Person had acted with willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person’s office (“Disabling Conduct”). A determination that the Covered Person is entitled to indemnification may be made by (i) a final decision on the merits by a court or other body before whom the proceeding was brought that the Covered Person to be indemnified was not liable by reason of Disabling Conduct, (ii) dismissal of a court action or an administrative proceeding against a Covered Person for insufficiency of evidence of Disabling Conduct, or (iii) a reasonable determination, based upon a review of the facts, that the indemnity was not liable by reason of Disabling Conduct by (a) a vote of a majority of a quorum of Trustees who are neither “interested persons” of the Trust as defined in Section 2(a)(19) of the 1940 Act nor parties to the proceeding (the “Disinterested Trustees”), or (b) an independent legal counsel in a written opinion. In making such a determination, the Board of Trustees of the Trust shall act in conformity with then applicable law and administrative interpretations, and shall afford a Trustee requesting indemnification who is not an “interested person” of the Trust, as defined in Section 2(a)(19) of the 1940 Act, a rebuttable presumption that such Trustee did not engage in disabling conduct while acting in his capacity as a Trustee. Expenses, including accountants’ and counsel fees so incurred by any such Covered Person (but excluding amounts paid in satisfaction of judgments, in compromise or as fines or penalties), may be paid from time to time by one or more Series to which the conduct in question related in advance of the final disposition of any such action, suit or proceeding; provided that the Covered Person shall have undertaken to repay the amounts so paid to such Series if it is ultimately determined that indemnification of such expenses is not authorized under this Article 8 and (x) the Covered Person shall have provided security for such undertaking, (y) the Trust shall be insured against losses arising by reason of any lawful advances, or (z) a majority of a quorum of the disinterested Trustees, or an independent legal counsel in a written opinion, shall have determined, based on a review of readily available facts (as opposed to a full trial type inquiry), that there is reason to believe that the Covered Person ultimately will be found entitled to indemnification. The rights to indemnification set forth in this Declaration of Trust for Covered Persons shall continue as to a person who has ceased to be a Trustee or officer of the Trust and shall inure to the benefit of his or her heirs, executors and personal and legal representatives.

Section 8.6.      Compromise Payment. As to any matter disposed of by a compromise payment by any such Covered Person referred to in Section 8.5 hereof, pursuant to a consent decree or otherwise, no such indemnification either for said payment or for any other expenses shall be provided unless such indemnification shall be approved (i) by a majority of a quorum of the disinterested Trustees or (ii) by an independent legal counsel in a written opinion. Approval by the Trustees pursuant to clause (i) or by independent legal counsel pursuant to clause (ii) shall not prevent the recovery from any Covered Person of any amount paid to such Covered Person in accordance with either of such clauses as indemnification if such Covered Person is subsequently adjudicated by a court of competent jurisdiction not to have acted in good faith in the reasonable belief that such Covered Person’s action was in or not opposed to the best interests of the Trust or to have been liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the Covered Person’s office.

Section 8.7.      Indemnification Not Exclusive, etc. The right of indemnification provided by this Article 8 shall not be exclusive of or affect any other rights to which any such Covered Person or shareholder may be entitled. As used in this Article 8, a “disinterested” Person is one against whom none of the actions, suits or other proceedings in question, and no other action, suit or other proceeding on the same or similar grounds is then or has been pending or threatened. Nothing contained in this Article 8 shall affect any rights to indemnification to which personnel of the Trust, other than Trustees and officers, and other Persons may be entitled by contract or otherwise under law, nor the power of the Trust to purchase and maintain liability insurance on behalf of any such Person.

Section 8.8.      Liability of Third Persons Dealing with Trustees. No Person dealing with the Trustees or any officer, employee or agent of the Trust shall be bound to make any inquiry concerning the validity of any transaction purporting to be made by the Trustees or by said officer, employee or agent or be liable for the application of money or property paid, loaned, or delivered to or on the order of the Trustees or of said officer, employee or agent. Every obligation, contract, instrument, certificate or other interest or undertaking of the Trust, and every other act or thing whatsoever executed in connection with the Trust, shall be conclusively taken to have been executed or done by the executors thereof only in their capacity as Trustees, officers, employees or agents of the Trust. The execution of any such obligation, contract, instrument, certificate or other interest or undertaking shall not personally bind such Trustees, officers employees or agents of the Trust or make them personally liable thereunder, nor shall it give rise to a claim against their private property or the private property of the Shareholders for the satisfaction of any obligation or claim thereunder. The Trustees may maintain insurance for the protection of the Trust Property, Shareholders, Trustees, officers, employees and agents in such amount as the Trustees shall deem advisable.

ARTICLE 9

DURATION; REORGANIZATION; CONVERSION; INCORPORATION; AMENDMENTS

Section 9.1.      Duration of Trust. Unless terminated as provided herein, the Trust shall have perpetual existence.

Section 9.2.      Termination of Trust, Series or Class.

(a)  The Trust may be terminated at any time by a vote of a Majority of the Trustees and written notice to the Shareholders. Any Series of Shares may be dissolved at any time by vote of a Majority of the Trustees and written notice to the Shareholders of such Series. Any Class of any Series of Shares may be terminated at any time by vote of a Majority of the Trustees and written notice to the Shareholders of such Class. Any action to dissolve the Trust shall be deemed also to be an action to dissolve each Series and each Class thereof and any action to dissolve a Series shall be deemed also to be an action to terminate each Class thereof.(b)  Upon the requisite action by the Trustees to dissolve the Trust or any one or more Series, after paying or otherwise providing for all charges, taxes, expenses and liabilities, whether due or accrued or anticipated, of the Trust or of the particular Series as may be determined by the Trustees, the Trust shall in accordance with such procedures as the Trustees consider appropriate reduce the remaining assets of the Trust or of the affected Series to distributable form in cash or Shares (if the Trust has not dissolved) Securities, other property or any combination thereof, and distribute the proceeds to the Shareholders of the Trust or Series involved in conformity with the provisions of Section 6.1(h) hereof. Thereupon, any affected Series shall terminate and the Trustees and the Trust shall be discharged of any and all further liabilities and duties relating thereto or arising therefrom, and the right, title and interest of all parties with respect to such Series shall be canceled and discharged. Upon the requisite action by the Trustees to terminate any Class of any Series of Shares, the Trustees may, to the extent they deem it appropriate, follow the procedures set forth in this Section 9.2(b) with respect to such Class that are specified in connection with the dissolution and winding up of the Trust or any Series of Shares. Alternatively, in connection with the termination of any Class of any Series of Shares, the Trustees may treat such termination as a redemption of the Shareholders of such Class effected pursuant to Section 6.1(k) of this Declaration of Trust provided that the costs relating to the termination of such Class shall be included in the determination of the Net Asset Value of the Shares of such Class for purposes of determining the redemption price to be paid to the Shareholders of such Class (to the extent not otherwise included in such determination). After termination of the Trust or any Series or Class and distribution to the Shareholders as herein provided, a majority of the Trustees shall execute and lodge among the records of the Trust an instrument in writing setting forth the fact of such termination and shall cause a certificate of cancellation of the Trust’s Certificate of Trust to be filed in accordance with the Act, which certificate of cancellation may be signed by any one Trustee.  Upon termination of the Trust, the Trustees, subject to Section 3808 of the Act, shall be discharged of any and all further liabilities and duties relating thereto or arising therefrom, and the right, title and interest of all parties with respect to the Trust shall be canceled and discharged.

Section 9.3.      Merger, Consolidation, Incorporation.(a) Notwithstanding any other provision of this Declaration of Trust to the contrary, the Trustees may, without Shareholder approval, unless such approval is required by the 1940 Act, (i) cause the Trust to convert into or merge, reorganize or consolidate with or into one or more trusts, partnerships, limited liability companies, associations, corporations or other business entities (each, a “Successor Entity”), or a series of any Successor Entity to the extent permitted by law, (ii) cause the Shares to be exchanged under or pursuant to any state or federal statute to the extent permitted by law, (iii) cause the Trust to incorporate under the laws of a state, commonwealth, possession or colony of the United States, (iv) sell or convey all or substantially all of the assets of the Trust or any Series or Class to another Series or Class of the Trust or to a Successor Entity, or a series of a Successor Entity to the extent permitted by law, for adequate consideration as determined by the Trustees which may include the assumption of all outstanding obligations, taxes and other liabilities, accrued or contingent of the Trust or any affected Series or Class, and which may include Shares of such other Series or Class of the Trust or shares of beneficial interest, stock or other ownership interest of such Successor Entity (or series thereof) or (v) at any time sell or convert into money all or any part of the assets of the Trust or any Series or Class thereof. Any agreement of merger, reorganization, consolidation, exchange or conversion or certificate of merger, certificate of conversion or other applicable certificate may be signed by a majority of the Trustees or an authorized officer of the Trust and facsimile signatures conveyed by electronic or telecommunication means shall be valid.

(b) Pursuant to and in accordance with the provisions of Section 3815(f) of the Act, and notwithstanding anything to the contrary contained in this Declaration of Trust, an agreement of merger or consolidation approved by the Trustees in accordance with this Section 9.3 may effect any amendment to the Declaration of Trust or effect the adoption of a new trust instrument of the Trust or change the name of the Trust if the Trust is the surviving or resulting entity in the merger or consolidation.

(c) Notwithstanding anything else herein, the Trustees may, without Shareholder approval, unless such approval is required by the 1940 Act, create one or more statutory or business trusts to which all or any part of the assets, liabilities, profits or losses of the Trust or any Series or Class thereof may be transferred and may provide for the conversion of Shares in the Trust or any Series or Class thereof into beneficial interests in any such newly created trust or trusts or any series or classes thereof.

(d) Notwithstanding any provision of this Declaration of Trust to the contrary, the Trustees may, without Shareholder approval, invest all or a portion of the Trust Property of any Series, or dispose of all or a portion of the Trust Property of any Series, and invest the proceeds of such disposition in interests issued by one or more other investment companies registered under the 1940 Act. Any such other investment company may (but need not) be a trust (formed under the laws of the State of Delaware or any other state or jurisdiction) or subtrust thereof which is classified as a partnership for federal income tax purposes. Notwithstanding any provision of this Declaration of Trust to the contrary, the Trustees may, without Shareholder approval, unless such approval is required by the 1940 Act, cause a Series that is organized in the master/feeder fund structure to withdraw or redeem its Trust Property from the master fund and cause such series to invest its Trust Property directly in securities and other financial instruments or in another master fund.

Section 9.4. Conversion to an Open-End Investment Company. Notwithstanding any other provisions of this Declaration of Trust or the By-Laws of the Trust, a favorable vote of not less than seventy-five percent (75%) of the Shares of the Trust, each affected Class or Series outstanding, voting as separate Classes or Series, shall be required to approve, adopt or authorize an amendment to this Declaration of Trust that makes the Shares a “redeemable security” as that term is defined in the 1940 Act, unless such amendment has been approved by a majority of the Trustees then in office, in which case approval by the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) shall be required. Upon the adoption of a proposal to convert the Trust from a “closed-end company” to an “open-end company” as those terms are defined by the 1940 Act and the necessary amendments to this Declaration of Trust to permit such a conversion of the Trust’s outstanding Shares entitled to vote, the Trust shall, upon complying with any requirements of the 1940 Act and state law, become an “open-end” investment company. Such affirmative vote or consent shall be in addition to the vote or consent of the holders of the Shares otherwise required by law, or any agreement between the Trust and any national securities exchange.

Section 9.5.      Amendments, etc. All rights granted to the Shareholders under this Declaration of Trust are granted subject to the reservation of the right to amend this Declaration of Trust as herein provided, except that no amendment or restatement of this Declaration of Trust or repeal of any of its provisions shall (a) limit or eliminate any of the benefits provided to any Person, including the limitations on personal liability, who at any time is or was a Trustee or officer of the Trust or otherwise entitled to indemnification hereunder with respect to any act or omission that occurred prior to such amendment, restatement; or (b) repeal the prohibition of assessment upon the Shareholders (otherwise than as permitted under Section 6.1(l)) without the express consent of each Shareholder or Trustee involved. Subject to the foregoing, the provisions of this Declaration of Trust (whether or not related to the rights of Shareholders) may be amended at any time, so long as such amendment does not adversely affect the rights of any Shareholder with respect to which such amendment is or purports to be applicable and so long as such amendment is not in contravention of applicable law, including the 1940 Act, by an instrument in writing signed by a Majority of the Trustees (or by an officer of the Trust pursuant to the vote of a Majority of the Trustees). Any amendment to this Declaration of Trust that adversely affects the rights of all Shareholders may be adopted at any time by an instrument in writing signed by a Majority of the Trustees (or by an officer of the Trust pursuant to a vote of a Majority of the Trustees) when authorized to do so by the vote in accordance with Section 7.1 hereof of Shareholders holding a majority of all the Shares outstanding and entitled to vote, without regard to Series, or if said amendment adversely affects the rights of the Shareholders of less than all of the Series or Classes, by the vote of the holders of a majority of all the Shares entitled to vote of each Series or Class so affected.

Section 9.6.      Filing of Copies of Declaration and Amendments. The original or a copy of this Declaration and of each amendment hereto (including each Certificate of Designation and Certificate of Termination) shall be kept at the office of the Trust where it may be inspected by any Shareholder. A restated Declaration, integrating into a single instrument all of the provisions of this Declaration which are then in effect and operative, may be executed from time to time by a Majority of the Trustees and shall, upon execution, be conclusive evidence of all amendments contained therein and may thereafter be referred to in lieu of the original Declaration and the various amendments thereto. A Certificate of Trust shall be filed in the office of the Secretary of State of the State of Delaware.

ARTICLE 10

MISCELLANEOUS

Section 10.1.      Notices. Any and all notices to which any Shareholder hereunder may be entitled and any and all communications shall be deemed duly served or given if mailed, postage prepaid, addressed to any Shareholder of record at his last known address as recorded on the applicable register of the Trust.

Section 10.2.      Governing Law. This Declaration of Trust is, with reference to the laws thereof, and the rights of all parties and the construction and effect of every provision hereof shall be, subject to and construed according to the laws of the State of Delaware.

Section 10.3.      Counterparts. This Declaration of Trust and any amendment thereto may be simultaneously executed in several counterparts, each of which so executed shall be deemed to be an original, and such counterparts, together, shall constitute but one and the same instrument, which shall be sufficiently evidenced by any such original counterpart.

Section 10.4.      Reliance by Third Parties. Any certificate executed by an individual who, according to the records of the Trust is a Trustee hereunder, certifying to: (a) the number or identity of Trustees or Shareholders, (b) the due authorization of the execution of any instrument or writing, (c) the form of any vote passed at a meeting of Trustees or Shareholders, (d) the fact that the number of Trustees or Shareholders present at any meeting or executing any written instrument satisfies the requirements of this Declaration of Trust, (e) the form of any By-Law adopted, or the identity of any officers elected, by the Trustees, (f) the existence or nonexistence of any fact or facts which in any manner relate to the affairs of the Trust, or (g) the name of the Trust or the establishment of a Series shall be conclusive evidence as to the matters so certified in favor of any Person dealing with the Trustees, or any of them, and the successors of such Person.

Section 10.5.      References; Headings. The masculine gender shall include the feminine and neuter genders. Headings are placed herein for convenience of reference only and shall not be taken as a part of this Declaration or control or affect the meaning, construction or effect hereof.

Section 10.6.      Provisions in Conflict With Law or Regulation.

(a) The provisions of this Declaration are severable, and if the Trustees shall determine, with the advice of counsel, that any of such provisions is in conflict with the 1940 Act, the regulated investment company provisions of the Internal Revenue Code of 1986, as amended, or with other applicable laws and regulations, the conflicting provision shall be deemed never to have constituted a part of this Declaration; provided, however, that such determination shall not affect any of the remaining provisions of this Declaration or render invalid or improper any action taken or omitted prior to such determination.

(b) If any provision of this Declaration shall be held invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall attach only to such provision in such jurisdiction and shall not in any manner affect such provision in any other jurisdiction or any other provision of this Declaration in any jurisdiction.

Section 10.7. Exclusive Delaware Jurisdiction. Each Trustee, each officer, each Shareholder and each Person beneficially owning an interest in a Share of the Trust (whether through a broker, dealer, bank, trust company or clearing corporation or an agent of any of the foregoing or otherwise), to the fullest extent permitted by law, including Section 3804(e) of the Statutory Trust Act:

(i) irrevocably agrees that any claims, suits, actions or proceedings arising out of or relating in any way to the Trust or its business and affairs, the Statutory Trust Act, this Declaration of Trust or the Bylaws or asserting a claim governed by the internal affairs (or similar) doctrine (including, without limitation, any claims, suits, actions or proceedings to interpret, apply or enforce

(A) the provisions of this Declaration of Trust or the Bylaws, or

(B) the duties (including fiduciary duties), obligations or liabilities of the Trust to the Shareholders or the Trustees, or of officers or the Trustees to the Trust, to the Shareholders or each other, or

(C) the rights or powers of, or restriction on , the Trust, the officers, the Trustees or the Shareholders, or

(D) any provisions of the Statutory Trust Act or other laws of the State of Delaware pertaining to trusts made applicable to the Trust pursuant to Section 3809 of the Statutory Trust Act, or

(E) any other instrument, document, agreement (including, without limitation, any investment management agreement) or certificate contemplated by any provision of the Act, the Declaration of Trust or the Bylaws relating in any way to the Trust or

(F) the federal securities laws of the United States, including without limitation, the Investment Company Act of 1940, as amended, or the securities or antifraud laws of any international, national, state, provincial, territorial, local or other governmental or regulatory authority, including, in each case, the applicable rules and regulations promulgated thereunder (regardless, in every case, of whether such claims, suits, actions or proceedings (x) sound in contract, tort, fraud or otherwise, (y) are based on common law, statutory, equitable, legal or other grounds, or (z) are derivative or direct claims), shall be exclusively brought, unless the Trust in its sole discretion, consents in writing to an alternative forum, in the Court of Chancery of the State of Delaware or, if such court does not have subject matte jurisdiction thereof, any other court in the State of Delaware with subject matter jurisdiction,

(ii) irrevocably submits to the exclusive jurisdiction of such courts in connection with any such claims, suit, action or proceeding,

(iii) irrevocably agrees not to, and waives any right to, assert, in any such claim, suit, action or proceeding that (A) it is not personally subject to the jurisdiction of such courts or any other court to which proceedings in such courts may be appealed, (B) such claim, suit, action or proceeding is brought in an inconvenient forum, or (C) the venue of such claim, suit, action or proceeding is improper,

(iv) consents to process being served in any such claim, suit, action or proceedings by mailing, certified mail, return receipt requested, a copy thereof to such party at the address in effect for notices hereunder, and agrees that such service shall constitute good and sufficient service of process and notice thereof; provided, nothing in clause (iv) hereof shall affect or limit any right to serve process in any other manner permitted by law; and

(v) irrevocably waives any and all right to trial by jury in any such claim, suit, action or proceeding.

IN WITNESS WHEREOF, the undersigned has caused these presents to be executed as of the day and year first above written.

Signed by:

in [his/her] capacity as Trustee

APPENDIX C

AUDIT COMMITTEE REPORT

To the Board of Directors
of Source Capital, Inc.:  February 29, 2024

Our Committee has reviewed and discussed with management of the Company and Tait, Weller & Baker LLP (“Tait Weller”), the independent registered public accounting firm of Source Capital, Inc. (the “Company”) during the relevant period, the audited financial statements of the Company as of December 31, 2023, and the financial highlights for the year then ended (the “Audited Financial Statements”). In addition, we have discussed with Tait Weller the matters required by Public Company Accounting Oversight Board (United States) Auditing Standards No. 16 regarding communications with audit committees.

The Committee also has received and reviewed the written disclosures and the letter from Tait Weller required by Public Company Accounting Oversight Board (United States) Ethics and Independence Rule 3526 (Communication with Audit Committees Concerning Independence), and we have discussed with that firm its independence from the Company and its adviser. We also have discussed with management of the Company and the independent registered public accounting firm such other matters and received such assurances from them as we deemed appropriate.

Management is responsible for the Company’s internal controls and the financial reporting process. Tait Weller is responsible for performing an independent audit of the Company’s financial statements in accordance with generally accepted auditing standards and issuing a report thereon. The Committee’s responsibility is to monitor and oversee these processes.

Based on the foregoing review and discussions and a review of the report of Tait Weller with respect to the Audited Financial Statements, and relying thereon, we have recommended to the Company’s Board of Directors the inclusion of the Audited Financial Statements in the Company’s Annual Report to Shareholders for the year ended December 31, 2023, for filing with the Securities and Exchange Commission.

Audit Committee:

Sandra Brown, Chair
Robert F. Goldrich

John Zader

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE CAST YOUR PROXY VOTE TODAY! SHAREHOLDER’S REGISTRATION PRINTED HERE ***BOXES FOR TYPSETTING PURPOSES ONLY*** THIS BOX AND BOX ABOVE ARE NOT PRINTED ON ACTUAL PROXY BALLOTS. THEY IDENTIFY LOCATION OF WINDOWS ON OUTBOUND 9X12 ENVELOPES. 1. MAIL your signed and voted Proxy back in the postage paid envelope provided2. ONLINE at vote.proxyonline.com using your Proxy control number found below3. By PHONE when you dial toll-free (888) 227-9349 to reach an automated touchtone voting line4. By PHONE with a live operator when you call toll-free (866) 751-6311 Monday through Friday 9 a.m. to 10 p.m. Eastern timeSOURCE CAPITAL, INC. PROXY FOR AN SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 30, 2024The undersigned, revoking prior proxies, hereby appoints Rita Dam, Treasurer, and Diane J. Drake, Secretary, and each of them, as attorneys-in-fact and proxies of the undersigned, granted in connection with the voting of the shares subject hereto. Each of them, with full power of substitution, to vote shares held in the name of the undersigned on the record date at the Special Meeting of Shareholders (the “Meeting”) of Source Capital, Inc. (the “Company”) to be held at the offices of Mutual Fund Administration LLC, 2220 East Route 66, Suite 226, Glendora, California 91740 on May 30, 2024 at 10:00 a.m. Pacific Time, or at any adjournment thereof, upon the Proposals described in the Notice of Meeting and accompanying Proxy Statement, which have been received by the undersigned.Do you have questions?If you have any questions about how to vote your Proxy or about the Meeting in general, please call toll-free (866) 751-6311. Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern Time. NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS: The Notice of Meeting, Proxy Statement and Proxy Card are available at: https://vote.proxyonline.com/fpa/docs/sourcecapital2024.pdf Please sign, date, and mail your Proxy Card in the envelope provided as soon as possible. [PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]

SOURCE CAPITAL, INC.

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. The signer(s) acknowledges receipt of this Proxy Statement of the Board of Directors. Your signature(s) should be exactly as your name(s) appear on this Proxy (reverse side). If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

SIGNATURE (AND TITLE IF APPLICABLE) DATE

SIGNATURE (IF HELD JOINTLY) DATE

PROPOSALS:

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]

SOURCE CAPITAL, INC.THIS PROXY IS SOLICITED ON BEHALF OF THE COMPANY’S BOARD OF DIRECTORS. THE COMPANY’S BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ALL PROPOSALS When properly executed, this proxy will be voted as indicated or “FOR” the proposals if no choice is indicated. The Proxy will be voted in accordance with the Proxy holders’ discretion as to any other matters that may arise at the Meeting.TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ● PROPOSALS: NOMINEES CUMULATE1. Election of Directors: 1A Sandra Brown  FOR ALL NOMINEES  1B Robert F. Goldrich  1C John P. Zader  WITHHOLD ALL  1D J. Richard Atwood  1E Maureen Quill  FOR ALL EXCEPT  INSTRUCTIONS: If you select “FOR ALL NOMINEES” or “WITHHOLD ALL” no further action is needed. To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill the circle next to each nominee you wish to withhold, as shown here: ●To cumulate your vote for one or more of the above nominee(s), write the manner in which such votes shall be cumulated in the space to the right of the nominee(s) name(s). If you are cumulating your vote, do not mark any circle. If you wish to cumulate your votes, you must vote by using the Proxy Card rather than voting by telephone or the internet. FOR AGAINST ABSTAIN2. To approve an Agreement and Plan of Reorganization, pursuant to which the Company would be reorganized into a newly formed Delaware statutory trust named “Source Capital” (Proposal 2); and ○ ○ ○ 3. In their discretion, the proxies are authorized to vote on such other business as may properly come before the Meeting or any adjournments or postponements thereof. ○ ○ ○